      As filed with the Securities and Exchange Commission on March 1, 2004

                                                              File Nos. 2-90519
                                                                       811-4007

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 59
                                      and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 60

                             SMITH BARNEY TRUST II*
               (Exact Name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 800-451-2010

 Robert I. Frenkel, 300 Stamford Place, 4th Floor, Stamford, Connecticut 06902
                    (Name and Address of Agent for Service)

                                    Copy to:
          Roger P. Joseph, Bingham McCutchen LLP, 150 Federal Street,
                          Boston, Massachusetts 02110


It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

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* This filing relates solely to shares of the Trust's series Smith Barney
  Diversified Large Cap Fund and Smith Barney Small Cap Growth Opportunities
  Fund.

                                   PROSPECTUS
                               ------------------

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                                  SMITH BARNEY
                                   DIVERSIFIED
                                    LARGE CAP
                                   GROWTH FUND
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Class A, B, L and Y Shares
February 28, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [Logo] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed.(R)

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INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
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

SMITH BARNEY DIVERSIFIED LARGE CAP
GROWTH FUND

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CONTENTS
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Investments, risks and performance ...................     2

More on the fund's investments .......................     8

Management ...........................................    10
Choosing a class of shares to buy ....................    13

Comparing the fund's classes .........................    15

Sales charges ........................................    16

More about deferred sales charges ....................    19

Buying shares ........................................    20

Exchanging shares ....................................    21

Redeeming shares .....................................    22

Other things to know about share transactions ........    24

Dividends, distributions and taxes ...................    26

Share price ..........................................    28

Financial highlights .................................    29

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INVESTMENTS, RISKS AND PERFORMANCE
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INVESTMENT OBJECTIVE

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of its net assets in the equity securities of large cap issuers and related investments. Companies that have market capitalizations within the top 1000 stocks of the equity market are considered large cap issuers. Companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have large market capitalizations for the purposes of the 80% policy. As of December 31, 2003, issuers within the top 1000 stocks had market capitalizations of at least $1.4 billion. This number will change with changes in the market. The fund may also invest in securities issued by smaller companies.

The fund's equity securities consist primarily of common stocks. The fund may also invest in other equity securities that the manager believes provide opportunities for appreciation, such as preferred stock, warrants and securities convertible into common stock.

SELECTION PROCESS The manager uses a growth approach, emphasizing well-established companies believed to have superior management teams. The manager looks principally for issuers with long histories of strong, relatively predictable earnings growth rates and the products and strategies for continuing above-average growth. The manager seeks issuers that build earnings by increasing sales, productivity and market share rather than by cutting costs. The manager also emphasizes issuers with stable financial characteristics and low debt levels. The fund may continue to hold securities of issuers that become mid cap or small cap issuers if, in the manager's judgment, these securities remain good investments for the fund.

The manager generally uses a "bottom-up" approach when selecting securities for the fund. This means that the manager looks primarily at individual companies with consistent earnings growth against the context of broader market forces.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[ ] Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or deflation, or a slowdown of economic growth.
[ ] Stock prices decline generally, or stocks perform poorly relative to other types of investments.
[ ] Large capitalization companies fall out of favor with investors.
[ ] An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
[ ] The manager's judgement about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

The fund's growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

See pages 8-10 for more information about the risks of investing in the fund.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if:

[ ] You want to direct a portion of your overall investment portfolio to stocks of large cap issuers.
[ ] You are seeking growth of principal and not current income but are concerned about the high level of market volatility typically associated with more aggressive growth funds.
[ ] You are prepared to accept daily share price fluctuations and possible losses.
[ ] Your investment horizon is longer term -- typically at least five years.

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of S&P Barra Growth Index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

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                       TOTAL RETURN -- CLASS A SHARES*
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                1994                          -0.41%
                1995                          27.55%
                1996                          13.84%
                1997                          31.38%
                1998                          37.19%
                1999                          17.18%
                2000                         -17.96%
                2001                         -11.53%
                2002                         -25.34%
                2003                          23.17%

HIGHEST AND LOWEST QUARTER RETURNS*
(FOR PERIODS SHOWN IN THE BAR CHART)

Highest: 22.62% in 4th quarter 1998
Lowest: (17.66)% in 2nd quarter 2002

* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

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                         AVERAGE ANNUAL TOTAL RETURNS
                         (FOR PERIODS ENDED 12/31/03)
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                                                            SINCE    INCEPTION
                            1 YEAR    5 YEARS   10 YEARS  INCEPTION    DATE

CLASS A                                                              10/19/90
  Return before taxes       17.01%    (5.77)%    6.83%      9.27%
  Return after taxes on
  distributions(1)          16.92%    (6.67)%    4.93%      7.72%
  Return after taxes on
  distributions and sale
  of fund shares(1)         11.06%    (4.88)%    5.28%      7.71%
--------------------------------------------------------------------------------

OTHER CLASSES
(Return before taxes only)

CLASS B                     17.36%      n/a       n/a      (5.46)%    1/04/99
CLASS L(2)                  21.80%      n/a       n/a      11.15%     9/22/00
CLASS Y                       n/a       n/a       n/a        n/a        (3)
--------------------------------------------------------------------------------

S&P BARRA GROWTH
  INDEX(4)                  25.66%    (3.49)%    11.12%    12.36%       (4)

(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.
(2)On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(3)Class Y shares have not been outstanding for a full calendar year.
(4)The S&P Barra Growth Index is an unmanaged, market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. Index comparison begins on October 31, 1990. The average annual total returns of the S&P Barra Growth Index since inception of each of the Class B and L shares are (3.40)% and (11.37)%, respectively.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

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                               SHAREHOLDER FEES
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(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                     CLASS A    CLASS B    CLASS L   CLASS Y

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)            5.00%      None       None       None

Maximum deferred sales charge
(load) (as a % of the lower of
net asset value at purchase or
redemption)                           None(1)    5.00%      1.00%      None

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                      ANNUAL FUND OPERATING EXPENSES(2)
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(EXPENSES DEDUCTED FROM
FUND ASSETS)                         CLASS A    CLASS B    CLASS L  CLASS Y(3)

Management fee                        0.90%      0.90%      0.90%     0.90%
Distribution (12b-1) fees
(includes service fees)               0.25%      1.00%      1.00%      None
Other expenses                        0.21%      0.21%      0.21%     0.21%
Total annual fund
operating expenses*                   1.36%      2.11%      2.11%     1.11%

*Because of voluntary waivers and/
 or reimbursements, actual total
 operating expenses are expected to
 be:                                  1.05%      1.80%      1.80%     0.80%

These fee waivers and reimbursements may be reduced or terminated at any time.

(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2) Based on fees and expenses for the fiscal year ended October 31, 2003.
(3) For Class Y shares, "Other Expenses" have been estimated based on expenses incurred by Class A shares, because no Class Y shares were outstanding during the fund's last fiscal year.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown
[ ] Your investment has a 5% return each year
[ ] You reinvest all distributions and dividends without a sales charge
[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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                     NUMBER OF YEARS YOU OWN YOUR SHARES
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                                      1 YEAR   3 YEARS    5 YEARS    10 YEARS

Class A
(with or without redemption)           $632      $909     $1,207      $2,053
Class B
(redemption at end of period)          $714      $961     $1,234      $2,250*
Class B
(no redemption)                        $214      $661     $1,134      $2,250*
Class L
(redemption at end of period)          $314      $661     $1,134      $2,441
Class L
(no redemption)                        $214      $661     $1,134      $2,441
Class Y
(with or without redemption)           $113      $353      $612       $1,352
* assumes conversion to Class A shares approximately eight years after purchase.

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MORE ON THE FUND'S INVESTMENTS
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DERIVATIVES The fund may, but need not, use derivative contracts, such as futures and forward currency contracts:

[ ] To hedge against changes in the prices of securities held or to be bought or changes in the values (in U.S. dollars) of securities of foreign issuers
[ ] To enhance potential gains
[ ] As a substitute for buying or selling securities
[ ] As a cash flow management technique

Derivatives may have economic characteristics similar to the large cap equity securities held by the fund. In that case, derivative investments will be considered large cap investments for the purpose of the fund's investment policy.

Even a small investment in derivative contracts can have a big impact on the fund's stock and currency rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest in foreign securities, including the securities of emerging market issuers. The fund may invest directly in foreign issuers or invest in depositary receipts.

The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of fund assets and political or social instability. The fund could also lose money if the currency in which a security is priced declines in value relative to the U.S. dollar.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In addition, there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Fifteen European countries participate in the European Economic and Monetary Union (EMU) and twelve of those countries adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

SMALL CAP SECURITIES The fund may also invest in common stocks and other securities issued by small companies that have market capitalizations below the top 1,000 stocks of the equity market. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns and their prices may be more volatile, causing the fund's share price to be volatile.

DEBT SECURITIES While the fund expects to invest mainly in equity securities, the fund may also invest in debt securities to a limited extent. The fund's debt securities must be investment grade when the fund purchases them. Less than 5% of the fund's assets may be invested in debt securities rated Baa by Moody's or BBB by Standard & Poor's. Generally, the value of these debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

CASH MANAGEMENT The fund may hold cash pending investment and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

The fund's goals and strategies may be changed without shareholder approval.

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MANAGEMENT
-------------------------------------------------------------------------------

MANAGER The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations, and provides administrative services to the fund. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world.

Brian Routledge has led the team responsible for the management of the fund since July 2001. From July 2001 until June 2002, Mr. Routledge shared this responsibility with another portfolio manager. Brian Routledge joined the manager in 1999 as a senior equity analyst. He became part of the Large Cap Growth portfolio management team of the manager in July 2000. Mr. Routledge joined Citigroup from Credit Suisse First Boston (CSFB) where he was a Vice President and Senior Equity Analyst for two years. Prior to joining CSFB, Mr. Routledge was at Prudential Securities Inc. for over eight years, where for the last four years he was a Vice President and Senior Equity Analyst. He became a Chartered Financial Analyst in 1992. Mr. Routledge has 13 years of investment management experience.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

MANAGEMENT FEE For the fiscal year ended October 31, 2003, SBFM, the fund's manager since May 13, 2002, received a fee, after waivers, of 0.59% of the fund's average daily net assets.

SERVICE PLANS The fund has adopted Rule 12b-1 service plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb, an affiliate of the manager, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub- transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

RECENT DEVELOPMENTS During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the Board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

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CHOOSING A CLASS OF SHARES TO BUY
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You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment as well as the amount of share class expenses.

[ ] If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment, Class Y shares may help you reduce sales charges and ongoing expenses.
[ ] For Class B shares and Class L shares, all of your purchase amount will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[ ] Class L shares have a lower deferred sales charge and a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.
[ ] There are other variables in share class expenses. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class.

You may buy shares from:

[ ] A broker-dealer, financial intermediary or a financial institution that has entered into an agreement with a fund distributor or a distributor's financial consultants (each called a "Service Agent").
[ ] The fund, but only if you are investing through certain qualified plans or certain Service Agents.

For more information about whether you may be able to buy shares directly from the fund, contact your Service Agent or consult the SAI.

All classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

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                                            INITIAL              ADDITIONAL
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                                CLASSES A, B, L      CLASS Y     ALL CLASSES

General                              $1,000        $15 million       $50

IRAs, Self Employed Retirement
Plans, Uniform Gifts or
Transfers to Minor Accounts          $  250        $15 million       $50

Qualified Retirement
Plans*                               $   25        $15 million       $25
Simple IRAs                          $    1            n/a           $ 1

Monthly Systematic
Investment Plans                     $   25            n/a           $25
Quarterly Systematic
Investment Plans                     $   50            n/a           $50

*Qualified Retirement Plans are retirement plans qualified under Section
 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

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COMPARING THE FUND'S CLASSES
-------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose. Before choosing your share class, you should review the fee table and example at the front of this Prospectus carefully. Fees and expenses may vary over time.

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                CLASS A         CLASS B         CLASS L         CLASS Y
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KEY FEATURES    [] Initial      [] No initial   [] No sales     [] No initial
                   sales           sales           charge          or deferred
                   charge          charge       [] Deferred        sales charge
                [] You may      [] Deferred        sales        [] Must invest
                   qualify for     sales           charge for      at least
                   reduction       charge          only 1 year     $15 million
                   or waiver       declines     [] Does not     [] Lower
                   of initial      over time       convert to      annual
                   sales charge [] Converts        Class A         expenses
                [] Lower           to Class A   [] Higher          than the
                   annual          after 8         annual          other
                   expenses        years           expenses        classes
                   than Class   [] Higher          than
                   B and           annual          Class A
                   Class L         expenses
                                   than
                                   Class A

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INITIAL SALES       Up to 5.00%;    None            None            None
CHARGE              reduced
                    for large
                    purchases
                    and waived
                    for
                    certain
                    investors.
                    No charge
                    for
                    purchases of
                    $1,000,000
                    or more

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DEFERRED SALES      1.00% on        Up to           1.00% if        None
CHARGE              purchases       5.00%           you redeem
                    of              charged         within 1
                    $1,000,000      when you        year of
                    or more if      redeem          purchase
                    you redeem      shares.
                    within 1        The charge
                    year of         is reduced
                    purchase        over time
                                    and there
                                    is no
                                    deferred
                                    sales
                                    charge
                                    after 5
                                    years

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ANNUAL              0.25% of        1.00% of        1.00% of        None
DISTRIBUTION        average         average         average
AND SERVICE         daily           daily           daily
FEES                net assets      net assets      net assets

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EXCHANGEABLE        Class A         Class B         Class L         Class Y
INTO*               shares          shares          shares          shares
                    of most         of most         of most         of most
                    Smith           Smith           Smith           Smith
                    Barney          Barney          Barney          Barney
                    funds           funds           funds           funds

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* Ask your Service Agent for the Smith Barney funds available for exchange.

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SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

-------------------------------------------------------------------------------
                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                    -------------------------    COMMISSION
                                     OFFERING    NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE
-------------------------------------------------------------------------------

Less than $25,000                      5.00         5.26            4.50

$25,000 but less than $50,000          4.25         4.44            3.83
$50,000 but less than $100,000         3.75         3.90            3.38

$100,000 but less than $250,000        3.25         3.36            2.93
$250,000 but less than $500,000        2.75         2.83            2.48

$500,000 but less than $1,000,000      2.00         2.04            1.80
$1,000,000 or more                     -0-           -0-         up to 1.00*

* The distributor may pay up to 1.00% to a Service Agent.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent, or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility.

ACCUMULATION PRIVILEGE -- lets you combine the current value of Class A shares owned:

[ ] by you, or
[ ] by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[ ] Employees of NASD members
[ ] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[ ] Investors who redeemed the same number of Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
--------------------------------------------------------------------------------

Deferred sales charge        5%      4%     3%     2%    1%          0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
--------------------------------------------------------------------------------

 Eight years          In the same proportion as    On the date the shares
 after the            the number of Class B        originally acquired would
 date of              shares converting is to      have converted into Class A
 purchase             total Class B shares you     shares
 payment              own (excluding shares
                      issued as a dividend)

CLASS L SHARES

Class L shares. You buy Class L shares at net asset value with no initial sales charge. However, if you redeem your shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class L shares receive a commission of up to 1.00% of the purchase price of the Class L shares that they sell, and starting in the 13th month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and there is no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

--------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans
[ ] On certain distributions from a retirement plan
[ ] For involuntary redemptions of small account balances
[ ] For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
BUYING SHARES
--------------------------------------------------------------------------------

THROUGH A SERVICE AGENT  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

       THROUGH THE FUND  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [ ] Write to the fund at the following address to open
                             an account or buy shares:

                              SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND (SPECIFY CLASS OF SHARES)
                              c/o PFPC INC.
                              P.O. BOX 9699
                              PROVIDENCE, RI 02940-9699

                         [ ] Enclose a check to pay for the shares.
                         [ ] For more information, please call Smith Barney
                             Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------

   THROUGH A SYSTEMATIC  You may authorize your Service Agent or the sub-
        INVESTMENT PLAN  transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or
                         (iii) certain money market funds in order to buy shares on a regular basis.

                         [ ] Amounts transferred must be at least: $25 monthly
                             or $50 quarterly
                         [ ] If you do not have sufficient funds in your account
                             on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

--------------------------------------------------------------------------------
EXCHANGING SHARES

  SMITH BARNEY OFFERS A  You should contact your Service Agent
  DISTINCTIVE FAMILY OF to exchange into other Smith Barney funds. Be sure to FUNDS TAILORED TO HELP read the prospectus of the Smith Barney fund into MEET THE VARYING NEEDS which you are exchanging. An exchange is a taxable
OF BOTH LARGE AND SMALL  transaction.
              INVESTORS
                         [ ] You may exchange Class A, Class B, Class L and
                             Class Y shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [ ] Not all Smith Barney funds may be offered in your
                             state of residence. Contact your Service Agent or
                             the transfer agent for further information.
                         [ ] Exchanges of Class A, Class B and Class L shares
                             are subject to minimum investment requirements
                             (except for systematic investment plan
                             investments), and all shares are subject to the other requirements of the fund into which exchanges are made.

                         [ ] If you hold share certificates, the transfer agent
                             must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------

   WAIVER OF ADDITIONAL  Your shares will not be subject to an initial sales
          SALES CHARGES  charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to
                         be measured from the date of your original purchase
                         of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.
--------------------------------------------------------------------------------

           BY TELEPHONE  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

                BY MAIL If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

--------------------------------------------------------------------------------
REDEEMING SHARES
--------------------------------------------------------------------------------

              GENERALLY  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Requests received after the close of regular trading on the New York Stock Exchange are priced at the net asset value next determined after receipt.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
                BY MAIL For accounts held directly at the fund, send written requests to the fund at the following address:

                             SMITH BARNEY DIVERSIFIED LARGE CAP
                             GROWTH FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC INC.
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         [ ] The name of the fund and account number
                         [ ] The class of shares and the dollar amount or number
                             of shares to be redeemed
                         [ ] Signatures of each owner exactly as the account is
                             registered
--------------------------------------------------------------------------------
           BY TELEPHONE  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares by telephone (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer
                         (ACH).
--------------------------------------------------------------------------------

         AUTOMATIC CASH You can arrange for the automatic redemption of a WITHDRAWAL PLANS portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                         The following conditions apply:

                         [ ] Your shares must not be represented by certificates
                         [ ] All dividends and distributions must be reinvested

                         For more information, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[ ] Name of the fund
[ ] Account number
[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being bought, exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[ ] Are redeeming over $50,000
[ ] Are sending signed share certificates or stock powers to the sub-transfer agent
[ ] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration
[ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the New
    York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares).

Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION                                   FEDERAL TAX STATUS

Redemption or exchange of shares              Usually capital gain or loss;
                                              long-term only if shares owned
                                              more than one year

Distributions of net capital gain             Long-term capital gain
(excess of net long-term capital gain
over net short-term capital loss)

Distributions of qualified dividend           Qualified dividend income
income

Other ordinary dividends (including           Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

--------------------------------------------------------------------------------
SHARE PRICE
--------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The New York Stock Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed not to be reliable, the fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the Fund's sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The fund was formerly known as CitiFunds Large Cap Growth Portfolio.

-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                                         YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------------------------
                                                  2003               2002                2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $11.78             $14.26              $21.91          $24.42          $21.47
-----------------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment income (loss)                    0.035+             0.009              (0.021)         (0.084)         (0.079)+
 Net realized and unrealized
  gain (loss)                                    1.818             (2.489)             (5.851)          1.021           4.944
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                            1.853             (2.480)             (5.872)          0.937           4.865
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                          (0.003)                --                  --              --              --
 Net realized gain                                  --                 --              (1.778)         (3.447)         (1.915)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                             (0.003)                --              (1.778)         (3.447)         (1.915)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $13.63             $11.78              $14.26          $21.91          $24.42
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period
  (000's omitted)                             $202,356           $188,539            $261,864        $421,307        $513,883
 Ratio of expenses to average
  net assets                                     1.05%              1.05%               1.05%(A)        1.05%(A)        1.05%(A)
 Ratio of net investment income (loss)
  to average net assets                          0.28%              0.06%             (0.12)%         (0.33)%         (0.34)%
-----------------------------------------------------------------------------------------------------------------------------
Total return                                    15.74%           (17.39)%            (28.00)%           3.20%          23.60%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            20%                29%                 29%             80%            108%
-----------------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share                  $(0.003)+          $(0.035)            $(0.062)        $(0.143)        $(0.131)+
Ratios:
 Expenses to average net assets                  1.36%              1.35%               1.29%(A)        1.29%(A)        1.27%(A)
 Net investment loss to average
  net assets                                   (0.03)%            (0.24)%             (0.36)%         (0.57)%         (0.56)%
------------------------------------------------------------------------------------------------------------------------------
+    The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Large Cap Growth Portfolio.
    Includes the fund's share of Large Cap Growth Portfolio allocated expenses for the periods indicated.

------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                                                                            JANUARY 4, 1999
                                                         YEAR ENDED OCTOBER 31,                               (COMMENCEMENT
                                  --------------------------------------------------------------------    OF OPERATIONS) TO
                                        2003               2002              2001             2000         OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $11.43             $13.93            $21.61           $24.28                   $22.73
------------------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment loss                  (0.055)+           (0.100)           (0.150)          (0.248)                  (0.206)+
 Net realized and unrealized
  gain (loss)                          1.755             (2.400)           (5.752)           1.025                    1.756
------------------------------------------------------------------------------------------------------------------------------
Total from operations                  1.700             (2.500)           (5.902)           0.777                    1.550
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    --                 --                --               --                       --
 Net realized gain                        --                 --            (1.778)          (3.447)                      --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                       --                 --            (1.778)          (3.447)                      --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
 of period                            $13.13             $11.43            $13.93           $21.61                   $24.28
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period
  (000's omitted)                    $11,239            $10,366           $14,485          $24,194                  $28,275
 Ratio of expenses to average
  net assets                           1.80%              1.80%             1.80%(A)         1.80%(A)                 1.80%(A)*
 Ratio of net investment loss
  to average net assets              (0.47)%            (0.69)%           (0.87)%          (1.08)%                  (1.13)%*
------------------------------------------------------------------------------------------------------------------------------
Total return                          14.87%           (17.95)%          (28.58)%            2.47%                    6.82%**
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  20%                29%               29%              80%                     108%
------------------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss
 per share                           $(0.092)+          $(0.143)          $(0.191)         $(0.307)                 $(0.258)+
Ratios:
 Expenses to average
  net assets                           2.11%              2.10%             2.04%(A)         2.04%(A)                 2.02%(A)*
 Net investment loss to
  average net assets                 (0.78)%            (0.99)%           (1.11)%          (1.32)%                  (1.35)%*
------------------------------------------------------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Large Cap Growth Portfolio.
    Includes the fund's share of Large Cap Growth Portfolio allocated expenses for the periods indicated.

------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS L SHARES
------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                                                                       SEPTEMBER 22, 2000
                                                         YEAR ENDED OCTOBER 31,                             (COMMENCEMENT
                                            -----------------------------------------------             OF OPERATIONS) TO
                                            2003                  2002                 2001              OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $11.96                $14.58               $22.51                        $23.16
------------------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment loss                      (0.057)+              (0.058)              (0.093)                       (0.022)+
 Net realized and unrealized loss          1.837                (2.562)              (6.059)                       (0.628)
------------------------------------------------------------------------------------------------------------------------------
Total from operations                      1.780                (2.620)              (6.152)                       (0.650)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        --                    --                   --                            --
 Net realized gain                            --                    --               (1.778)                           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --                    --               (1.778)                           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $13.74                $11.96               $14.58                        $22.51
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period
  (000's omitted)                           $637                  $537                 $204                           $39
 Ratio of expenses to average
  net assets                               1.80%                 1.80%                1.80%(A)                      1.80%(A)*
 Ratio of net investment loss
  to average net assets                  (0.46)%               (0.66)%              (0.88)%                       (1.08)%*
------------------------------------------------------------------------------------------------------------------------------
Total return                              14.88%              (17.97)%             (28.54)%                       (2.81)%**
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      20%                   29%                  29%                           80%
------------------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share           $(0.096)+             $(0.084)             $(0.118)                      $(0.027)+
Ratios:
 Expenses to average net assets            2.11%                 2.10%                2.04%(A)                      2.04%(A)*
 Net investment loss to average
  net assets                             (0.77)%               (0.96)%              (1.12)%                       (1.32)%*
------------------------------------------------------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Large Cap Growth Portfolio.
    Includes the fund's share of Large Cap Growth Portfolio allocated expenses.

[logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed(R)

SMITH BARNEY
DIVERSIFIED LARGE
CAP GROWTH FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally
     Managed. is a registered
     service mark of
     Citigroup Global Markets Inc.

(Investment Company Act file no. 811-4007)
FD02504      02/04

                                   PROSPECTUS
                               ------------------

-------------------------------------------------------------------------------
                                  SMITH BARNEY
                                   SMALL CAP
                                     GROWTH
                               OPPORTUNITIES FUND
-------------------------------------------------------------------------------

Class A, B, L and Y Shares
February 28, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [Logo] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed.(R)

-------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
-------------------------------------------------------------------------------

SMITH BARNEY SMALL CAP
GROWTH OPPORTUNITIES FUND

-------------------------------------------------------------------------------
Contents
-------------------------------------------------------------------------------

Investments, risks and performance ......................................     2

More on the fund's investments ..........................................     8

Management ..............................................................    10

Choosing a class of shares to buy .......................................    12

Comparing the fund's classes ............................................    14

Sales charges ...........................................................    15

More about deferred sales charges .......................................    18

Buying shares ...........................................................    19

Exchanging shares .......................................................    20

Redeeming shares ........................................................    21

Other things to know about share transactions ...........................    23

Dividends, distributions and taxes ......................................    25

Share price .............................................................    27

Financial highlights ....................................................    28

-------------------------------------------------------------------------------
INVESTMENTS, RISKS AND PERFORMANCE
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS The fund normally invests at least 80% of its net assets in equity securities of small cap companies and related investments. Companies that have market capitalizations within the range of the market capitalizations of companies in the Russell 2000 Index, an index of small capitalization stocks, are considered small cap companies. Companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have small market capitalizations for purposes of the 80% policy. As of December 31, 2003, the Russell 2000 Index included companies with market capitalizations between $42.3 million and $2.1 billion. The size of companies in the Russell 2000 Index changes with market conditions and the composition of the Index.

The fund's equity securities may include stocks listed in the Russell 2000 Index and also may include other common stocks, securities convertible into common stocks, preferred stocks and warrants.

SELECTION PROCESS The fund is managed by a team of portfolio managers, with each member of the team focusing on a different industry sector. The manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of following:

[ ] superior management teams
[ ] good prospects for growth
[ ] predictable, growing demand for their products or services
[ ] dominant positions in a niche market or customers who are very large companies
[ ] cyclical recovery potential
[ ] strong or improving financial conditions

In addition, the fund may invest in companies believed to be emerging companies relative to potential markets or undervalued relative to their peers. The fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the manager's judgment, these securities remain good investments for the fund.

The manager generally uses a "bottom-up" approach when selecting securities for the fund. This means that the manager looks primarily at individual companies against the context of broader market forces.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[ ] Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or deflation, or a slowdown of economic growth
[ ] Stock prices decline generally, or stocks perform poorly relative to other types of investments
[ ] Small companies fall out of favor with investors
[ ] Stock prices of smaller, newer companies decline further and more abruptly than those of larger, more established companies in response to negative stock market movements
[ ] The manager's judgement about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
[ ] A particular product or service developed by a company in which the fund invests is delayed or unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus on larger companies, the fund's share price may be more volatile because smaller companies are more likely to have:

[ ] Shorter operating histories and more erratic businesses
[ ] More limited product lines and distribution channels
[ ] Fewer capital resources
[ ] More limited management depth

Further, securities of smaller growth companies are more likely to:

[ ] Experience sharper swings in market values
[ ] Be less liquid
[ ] Offer greater potential for gains and losses

In addition, the fund's aggressive, growth-oriented investment style may increase the risks already associated with investing in smaller companies. For example, fast growing smaller company stocks may be more volatile than the stocks of other small cap companies because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.

See pages 8-10 for more information about the risks of investing in the fund.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if:

[ ] You want to direct a portion of your overall investment portfolio to stocks of small cap issuers
[ ] You are seeking growth of principal and not current income
[ ] You are prepared to accept high volatility of the fund's share price and possible losses
[ ] Your investment horizon is longer term -- typically at least five years

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

-------------------------------------------------------------------------------
                        TOTAL RETURN - CLASS A SHARES*
-------------------------------------------------------------------------------

                1996                          37.80%
                1997                          15.81%
                1998                          -4.43%
                1999                          41.16%
                2000                           8.81%
                2001                         -14.86%
                2002                         -26.35%
                2003                          44.34%

HIGHEST AND LOWEST QUARTER RETURNS*
(FOR PERIODS SHOWN IN THE BAR CHART)

Highest: 32.41% in 4th quarter 1999
Lowest: (25.10)% in 3rd quarter 1998.

* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

                         AVERAGE ANNUAL TOTAL RETURNS
                         (FOR PERIODS ENDED 12/31/03)

                                                          SINCE       INCEPTION
                               1 YEAR       5 YEARS     INCEPTION       DATE

CLASS A                                                                6/21/95
  Return before taxes          37.13%        5.72%        13.36%

  Return after taxes on
  distributions(1)             36.77%        3.93%        11.65%

  Return after taxes on
  distributions and sale
  of fund shares(1)            24.63%        4.10%        11.03%
-------------------------------------------------------------------------------

OTHER CLASSES
(Return before taxes only)

CLASS B                        38.31%         n/a          6.18%       1/04/99

CLASS L(2)                     42.36%         n/a         (6.60)%      9/22/00

CLASS Y                          n/a          n/a          n/a           (3)
-------------------------------------------------------------------------------

Russell 2000 Growth
Index(4)                       48.54%        0.86%         4.82%         (4)

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.
(2) On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(3) Class Y shares have not been outstanding for a full calendar year.
(4) The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. Index comparison begins on June 21, 1995. The average annual total returns of the Russell 2000 Growth Index since the inception of each of the Class B and L shares are 0.99% and (8.43)%, respectively.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

-------------------------------------------------------------------------------
                               SHAREHOLDER FEES
-------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                     CLASS A    CLASS B    CLASS L    CLASS Y

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)*          5.00%       None       None       None

Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                           None(1)   5.00%      1.00%       None

-------------------------------------------------------------------------------
                      ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------------------------------
(EXPENSES DEDUCTED FROM
FUND ASSETS)                         CLASS A    CLASS B    CLASS L    CLASS Y

Management fee                       1.10%      1.10%      1.10%      1.10%

Distribution (12b-1) fees
(includes service fees)              0.25%      1.00%      1.00%       None

Other expenses                       1.33%      1.33%      1.33%      1.33%

Total annual fund
operating expenses*                  2.68%      3.43%      3.43%      2.43%

* Because of voluntary waivers
  and/or reimbursements, actual
  total operating expenses were:     1.35%      2.10%      2.10%      1.10%

  These fee waivers and reimbursements may be reduced or terminated at any time.
(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2) Based on fees and expenses for the fiscal year ended October 31, 2003.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown
[ ] Your investment has a 5% return each year
[ ] You reinvest all distributions and dividends without a sales charge
[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

-------------------------------------------------------------------------------
                     NUMBER OF YEARS YOU OWN YOUR SHARES
-------------------------------------------------------------------------------

                                     1 YEAR   3 YEARS   5 YEARS    10 YEARS

Class A
(with or without redemption)          $758     $1,291    $1,849     $3,362

Class B
(redemption at end of period)         $846     $1,353    $1,884     $3,543*

Class B
(no redemption)                       $346     $1,053    $1,784     $3,543*

Class L
(redemption at end of period)         $446     $1,053    $1,784     $3,712

Class L
(no redemption)                       $346     $1,053    $1,784     $3,712

Class Y
(with or without redemption)          $246     $  758    $1,296     $2,766

* assumes conversion to Class A shares approximately eight years after purchase.

-------------------------------------------------------------------------------
MORE ON THE FUND'S INVESTMENTS
-------------------------------------------------------------------------------

Derivatives The fund may, but need not, use derivative contracts, such as futures and forward currency contracts:

[ ] To hedge against changes in the prices of securities held or to be bought or changes in the values (in U.S. dollars) of securities of foreign issuers
[ ] To enhance potential gains
[ ] As a substitute for buying or selling securities
[ ] As a cash flow management technique

Derivatives may have economic characteristics similar to the small cap equity securities held by the fund. In that case, derivative investments will be considered small cap investments for the purpose of the fund's investment policy.

Even a small investment in derivative contracts can have a big impact on the fund's stock and currency rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts.

The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of fund assets and political or social instability. The fund could also lose money if the currency in which a security is priced declines in value relative to the U.S. dollar.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

Many foreign countries have markets that are less liquid and more volatile than markets in the U.S. In addition, there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Fifteen European countries participate in the European Economic and Monetary Union ("EMU") and twelve of those countries have adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

DEBT SECURITIES While the fund expects to invest mainly in equity securities, the fund may also invest in other securities that the manager believes provide opportunities for appreciation, such as fixed income securities. The fund's debt securities must be investment grade when the fund purchases them. Generally, the value of these debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors which are not described here that could adversely affect your investment and that could prevent the fund from achieving its goals.

The fund's goals and strategies may be changed without shareholder approval.

-------------------------------------------------------------------------------
MANAGEMENT
-------------------------------------------------------------------------------

MANAGER The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations, and provides administrative services to the fund. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

A team of individuals employed by the manager now manages the day-to-day operations of the fund.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

MANAGEMENT FEE For the fiscal year ended October 31, 2003, all of the management fees were voluntarily waived.

SERVICE PLANS The fund has adopted Rule 12b-1 service plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb, an affiliate of the manager serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub- transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

RECENT DEVELOPMENTS During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the Board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

-------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
-------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment as well as the amount of share class expenses.

[ ] If you plan to invest regularly or in large amounts, buying Class A shares, or, if you meet the minimum investment, Class Y shares, may help you reduce sales charges and ongoing expenses.
[ ] For Class B shares and Class L shares, all of your purchase amount will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[ ] Class L shares have a lower deferred sales charge and a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.
[ ] There are other variables in share class expenses. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class.

You may buy shares from:

[ ] A broker-dealer, financial intermediary, or a financial institution that has entered into an agreement with a fund distributor or a distributor's financial consultants (each called a "Service Agent").
[ ] The fund, but only if you are investing through certain qualified plans or certain Service Agents.

For more information about whether you may be able to buy shares directly from the fund, contact your Service Agent or consult the SAI.

All classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

-------------------------------------------------------------------------------
                                              INITIAL              ADDITIONAL
-------------------------------------------------------------------------------
                                 CLASSES A, B, L      CLASS Y     ALL CLASSES

General                              $1,000        $15 million       $50

IRAs, Self Employed Retirement
Plans, Uniform Gifts or
Transfers to Minor Accounts           $250         $15 million       $50

Qualified Retirement
Plans*                                $25          $15 million       $25

Simple IRAs                            $1              n/a           $ 1

Monthly Systematic
Investment Plans                      $25              n/a           $25

Quarterly Systematic
Investment Plans                      $50              n/a           $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

-------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
-------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose. Before choosing your share class, you should review the fee table and example at the front of this Prospectus carefully. Fees and expenses may vary over time.

-------------------------------------------------------------------------------------------------------------------------------
               CLASS A                      CLASS B                       CLASS L                       CLASS Y
-------------------------------------------------------------------------------------------------------------------------------
KEY FEATURES   [ ] Initial sales            [ ] No initial sales          [ ] No sales charge           [ ] No initial or
                   charge                       charge                    [ ] Deferred sales                deferred sales
               [ ] You may qualify          [ ] Deferred sales                charge for only 1             charge
                   for reduction or             charge declines over          year                      [ ] Must invest at least
                   waiver of initial            time                      [ ] Does not convert to           $15 million
                   sales charge             [ ] Converts to Class             Class A                   [ ] Lower annual
               [ ] Lower annual                 A after 8 years           [ ] Higher annual                 expenses than the
                   expenses than Class      [ ] Higher annual                 expenses than Class A         other classes
                   B and Class L                expenses than Class A

-------------------------------------------------------------------------------------------------------------------------------
INITIAL SALES      Up to 5.00%; reduced         None                          None                          None
CHARGE             for large purchases
                   and waived for
                   certain investors.
                   No charge for
                   purchases of
                   $1,000,000 or more

-------------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES     1.00% on purchases           Up to 5.00% charged           1.00% if you redeem           None
CHARGE             of $1,000,000 or             when you redeem               within 1 year of
                   more if you redeem           shares. The charge            purchase
                   within 1 year of             is reduced over time
                   purchase                     and there is no
                                                deferred sales
                                                charge after 5 years

-------------------------------------------------------------------------------------------------------------------------------
ANNUAL             0.25% of average             1.00% of average              1.00% of average              None
DISTRIBUTION       daily net assets             daily net assets              daily net assets
AND SERVICE
FEES

-------------------------------------------------------------------------------------------------------------------------------
EXCHANGEABLE       Class A shares of            Class B shares of             Class L shares of             Class Y shares of
INTO*              most Smith Barney            most Smith Barney             most Smith Barney             most Smith Barney
                   funds                        funds                         funds                         funds

-------------------------------------------------------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

-------------------------------------------------------------------------------
SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

-------------------------------------------------------------------------------
                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                    -------------------------    COMMISSION
                                     OFFERING    NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE
-------------------------------------------------------------------------------

Less than $25,000                      5.00         5.26            4.50
$25,000 but less than $50,000          4.25         4.44            3.83
$50,000 but less than $100,000         3.75         3.90            3.38
$100,000 but less than $250,000        3.25         3.36            2.93
$250,000 but less than $500,000        2.75         2.83            2.48
$500,000 but less than $1,000,000      2.00         2.04            1.80
$1,000,000 or more                     -0-           -0-         up to 1.00*

* The distributor may pay up to 1.00% to a Service Agent.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent, or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility.

ACCUMULATION PRIVILEGE -- lets you combine the current value of Class A shares owned:

[ ] by you, or
[ ] by members of your immediate family

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- Lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[ ] Employees of NASD members
[ ] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[ ] Investors who redeemed the same number of Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.

-------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
-------------------------------------------------------------------------------
Deferred sales charge        5%      4%     3%     2%    1%          0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

-------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
-------------------------------------------------------------------------------

Eight years          In the same proportion as     On the date the shares
after the            the number of Class B         originally acquired would
date of              shares converting is to       have converted into Class A
purchase             total Class B shares you      shares
payment              own (excluding shares
                     issued as a dividend)

CLASS L SHARES

You buy Class L shares at net asset value with no initial sales charge. However, if you redeem your shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class L shares receive a commission of up to 1.00% of the purchase price of Class L shares that they sell and starting in the 13th month after purchase, Service Agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and there is no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

-------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans
[ ] On certain distributions from a retirement plan
[ ] For involuntary redemptions of small account balances
[ ] For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

--------------------------------------------------------------------------------

       Through the fund  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.
                         [ ] Write to the fund at the following address to open
                             an account or buy shares:
                               SMITH BARNEY SMALL CAP GROWTH
                               OPPORTUNITIES FUND
                               (SPECIFY CLASS OF SHARES)
                               c/o PFPC INC.
                               P.O. BOX 9699
                               PROVIDENCE, RI 02940-9699
                         [ ] Enclose a check to pay for the shares.
                         [ ] For more information, please call Smith Barney
                             Shareholder Services at 1-800-451-2010

--------------------------------------------------------------------------------

   Through a systematic  You may authorize your Service Agent or the sub-
        investment plan  transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                         [ ] Amounts transferred must be at least $25 monthly
                             or $50 quarterly
                         [ ] If you do not have sufficient funds in your
                             account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------
  Smith Barney offers a You should contact your Service Agent to exchange distinctive family of into other Smith Barney funds. Be sure to read the funds tailored to help prospectus of the Smith Barney fund into which you meet the varying needs are exchanging. An exchange is a taxable transaction.
of both large and small
              investors  [ ] You may exchange Class A, Class B, Class L and
                             Class Y shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [ ] Not all Smith Barney funds may be offered in
                             your state of residence. Contact your Service Agent or the transfer agent for further information.
                         [ ] Exchanges of Class A, Class B and Class L shares
                             are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [ ] If you hold share certificates, the transfer agent
                             must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.

--------------------------------------------------------------------------------
   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.

--------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         You can make telephone exchanges only between accounts that have identical registrations.

--------------------------------------------------------------------------------

                By mail If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Requests received after the close of regular trading on the New York Stock Exchange are priced at the net asset value next determined after receipt.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------
                By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                             SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND (SPECIFY CLASS OF SHARES)
                             c/o PFPC INC.
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         [ ] The name of the fund and account number
                         [ ] The class of shares and the dollar amount or
                             number of shares to be redeemed
                         [ ] Signatures of each owner exactly as the account is
                             registered

--------------------------------------------------------------------------------
           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares by telephone (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Shareholders should call Smith
                         Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

--------------------------------------------------------------------------------

         Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                         The following conditions apply:

                         [ ] Your shares must not be represented by share
                             certificates
                         [ ] All dividends and distributions must be reinvested

                         For more information, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[ ] Name of the fund
[ ] Account number
[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[ ] Are redeeming over $50,000
[ ] Are sending signed share certificates or stock powers to the sub-transfer agent
[ ] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration
[ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Dividends and distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION                               FEDERAL TAX STATUS

Redemption or exchange of shares          Usually capital gain or loss; long-
                                          term only if shares owned more than
                                          one year

Distributions of net capital gain         Long-term capital gain
(excess of net long-term capital gain
over net short-term capital loss)

Distributions of qualified dividend       Qualified dividend income
income

Other ordinary dividends (including       Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The New York Stock Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed not to be reliable, the fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The fund was formerly known as CitiFunds Small Cap Growth Portfolio.

---------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A SHARES
---------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                                   YEAR ENDED OCTOBER 31,
                                    ---------------------------------------------------------------------------------------
                                           2003                2002               2001             2000              1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                  $13.17              $16.13             $31.06           $21.44            $16.96
---------------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment loss                     (0.084)+            (0.093)            (0.111)          (0.525)           (0.196)+
 Net realized and unrealized gain
  (loss)                                  5.004              (2.867)            (7.432)          10.145             4.676
---------------------------------------------------------------------------------------------------------------------------
Total from operations                     4.920              (2.960)            (7.543)           9.620             4.480
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --                  --                 --               --                --
 Net realized gain                           --                  --             (7.387)              --                --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                          --                  --             (7.387)              --                --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $18.09              $13.17             $16.13           $31.06            $21.44
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
 Net assets, end of period
  (000's omitted)                       $21,581             $16,608            $21,529          $30,717           $23,794
 Ratio of expenses to average net
  assets                                  1.35%               1.35%              1.35%(A)         1.35%(A)          1.35%(A)
 Ratio of net investment loss to
  average net assets                    (0.57)%             (0.56)%            (0.60)%          (0.82)%           (1.03)%
---------------------------------------------------------------------------------------------------------------------------
Total return                             37.36%(+)         (18.35)%           (27.89)%           44.87%            26.42%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%                 21%                57%              81%              104%
---------------------------------------------------------------------------------------------------------------------------

Note: If agents of the fund had not voluntarily waived a portion of their fees and assumed fund expenses for the periods indicated, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share           $(0.278)+           $(0.357)           $(0.345)         $(0.435)          $(0.351)+
Ratios:
 Expenses to average net assets           2.68%               2.93%              2.61%(A)         2.18%(A)          2.16%(A)
 Net investment loss to average
  net assets                            (1.90)%             (2.14)%            (1.86)%          (1.65)%           (1.84)%
---------------------------------------------------------------------------------------------------------------------------

  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(+) 2.16% of Class A's total return resulted from investments not meeting the investment policy of the Fund.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Small Cap Growth Portfolio.
    Includes the fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.

--------------------------------------------------------------------------------------------------------------------
                                                   CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                                                               JANUARY 4, 1999
                                                       YEAR ENDED OCTOBER 31,                    (COMMENCEMENT
                                           -----------------------------------------------   OF OPERATIONS) TO
                                           2003          2002           2001          2000    OCTOBER 31, 1999
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $12.73        $15.71         $30.65         $21.31             $18.95
-------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment loss                     (0.188)+      (0.198)        (0.214)        (0.481)            (0.265)+
 Net realized and unrealized gain
  (loss)                                  4.818        (2.782)        (7.339)         9.821              2.625
-------------------------------------------------------------------------------------------------------------------
Total from operations                     4.630        (2.980)        (7.553)         9.340              2.360
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --            --             --             --                 --
 Net realized gain                           --            --         (7.387)            --                 --
-------------------------------------------------------------------------------------------------------------------
Total distributions                          --            --         (7.387)            --                 --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year             $17.36        $12.73         $15.71         $30.65             $21.31
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
 Net assets, end of year
  (000's omitted)                        $2,726        $1,562         $1,730         $1,743             $  737
 Ratio of expenses to average net
  assets                                  2.10%         2.10%          2.10%(A)       2.10%(A)           2.10%(A)*
 Ratio of net investment loss to
  average net assets                    (1.34)%       (1.30)%        (1.36)%        (1.55)%            (1.77)%*
-------------------------------------------------------------------------------------------------------------------
Total return                             36.37%(+)   (18.97)%        (28.42)%        43.78%             12.45%**
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%           21%            57%            81%               104%
-------------------------------------------------------------------------------------------------------------------

Note: If agents of the fund had not voluntarily waived a portion of their fees and assumed fund expenses for the periods indicated, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share           $(0.375)+     $(0.439)       $(0.453)       $(0.621)           $(0.420)+
Ratios:
 Expenses to average net assets           3.43%         3.68%          3.61%(A)       2.93%(A)           2.91%(A)*
 Net investment loss to average net
  assets                                (2.67)%       (2.88)%        (2.87)%        (2.40)%            (2.58)%*
-------------------------------------------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(+) 2.23% of Class B's total return resulted from investments not meeting the investment policy of the Fund.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Small Cap Growth
    Portfolio. Includes the fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.

------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS L SHARES
------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK
                                                                                                         SEPTEMBER 22, 2000
                                                             YEAR ENDED OCTOBER 31,                           (COMMENCEMENT
                                              -----------------------------------------------             OF OPERATIONS) TO
                                              2003                   2002                2001              OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
year                                        $12.97                $16.00              $31.06                         $32.62
-------------------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment loss                        (0.186)+              (0.122)             (0.153)                        (0.065)
 Net realized and unrealized gain
  (loss)                                     4.896                (2.908)             (7.520)                        (1.495)
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                        4.710                (3.030)             (7.673)                        (1.560)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                          --                    --                  --                             --
 Net realized gain                              --                    --              (7.387)                            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                             --                    --              (7.387)                            --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $17.68                $12.97              $16.00                         $31.06
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
 Net assets, end of year
  (000's omitted)                           $3,281                $1,312                $523                            $19
 Ratio of expenses to average net
  assets                                     2.10%                  2.10%              2.10%(A)                       2.10%(A)*
 Ratio of net investment loss to
  average net assets                       (1.34)%                (1.22)%            (1.37)%                        (1.91)%*
-------------------------------------------------------------------------------------------------------------------------------
Total return                                36.31%(+)            (18.94)%           (28.39)%                        (4.78)%**
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       141%                    21%                57%                            81%
-------------------------------------------------------------------------------------------------------------------------------

Note: If agents of the fund had not voluntarily waived a portion of their fees and assumed fund expenses for the periods indicated, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share              $(0.371)+             $(0.280)            $(0.383)                       $(0.140)
Ratios:
 Expenses to average net assets              3.43%                  3.68%               4.16%(A)                      2.93%(A)*
 Net investment loss to average
  net assets                               (2.67)%                (2.80)%             (3.43)%                       (2.74)%*
-------------------------------------------------------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(+) 2.19% of Class L's total return resulted from investments not meeting the investment policy of the Fund.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Small Cap Growth Portfolio.
    Includes the fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.

-------------------------------------------------------------------------------
                                CLASS Y SHARES
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                         APRIL 11, 2003
                                                          (COMMENCEMENT
                                                      OF OPERATIONS) TO
                                                       OCTOBER 31, 2003
--------------------------------------------------------------------------------
Net asset value, beginning of year                               $12.88
--------------------------------------------------------------------------------
Income from operations:
 Net investment loss                                             (0.029)+
 Net realized and unrealized gain                                 5.279
--------------------------------------------------------------------------------
Total from operations                                             5.250
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                               --
 Net realized gain                                                   --
--------------------------------------------------------------------------------
Total distributions                                                  --
--------------------------------------------------------------------------------
Net asset value, end of year                                     $18.13
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
 Net assets, end of year (000's omitted)                           $920
 Ratio of expenses to average net assets                           1.08%*
 Ratio of net investment loss to average
   net assets                                                    (0.51)%*
--------------------------------------------------------------------------------
Total Return                                                      40.76**(+)
--------------------------------------------------------------------------------
Portfolio turnover rate                                             141%
--------------------------------------------------------------------------------
Note: If agents of the fund had not voluntarily waived a portion of their fees and assumed fund expenses for the periods indicated, the net investment loss per share and the ratios would have been as follows:

 Net investment loss per share                                  $(0.104)+
 Ratios:
  Expenses to average net assets                                   2.41%*
  Net investment loss to average net assets                       (1.83)%*
--------------------------------------------------------------------------------
  * Annualized
 ** Not Annualized
  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(+) 2.21% of Class Y's total return resulted from investments not meeting the investment policy of the Fund.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[Logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

SMITH BARNEY
SMALL CAP GROWTH
OPPORTUNITIES FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLIC INFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally
     Managed. is a registered service
     mark of Citigroup Global
     Markets Inc.

(Investment Company Act file no. 811-4007)
FD02716  02/04

                                                                    Statement of
                                                          Additional Information
                                                               February 28, 2004

SMITH BARNEY(SM) DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY(SM) SMALL CAP GROWTH OPPORTUNITIES FUND

(Members of the Smith Barney(SM) Family of Funds)

    Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund (the "funds") are series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTSPAGE

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices and
    Associated Risks .....................................................   3
 4. Investment Restrictions ..............................................  18
 5. Performance Information and Advertising ..............................  19
 6. Determination of Net Asset Value; Valuation of Securities ............  23
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................  23
 8. Management ...........................................................  33
 9. Portfolio Transactions ...............................................  47
10. Description of Shares, Voting Rights and Liabilities .................  49
11. Tax Matters ..........................................................  51
12. Financial Statements .................................................  53
Appendix A -- Proxy Voting Policies and Procedures ....................... A-1

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the funds' separate Prospectuses, dated February 28, 2004, by which shares of the funds are offered. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 53 hereof. These financial statements can be found in each fund's Annual Report to Shareholders. An investor may obtain copies of each fund's Prospectus and Annual Report without charge by calling 1-800-451-2010.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1. THE TRUST

    Smith Barney Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Diversified Large Cap Growth Fund (the "Large Cap Growth Fund") and Smith Barney Small Cap Growth Opportunities Fund (the "Small Cap Growth Fund"), each of which is a separate series of the Trust. Prior to September 11, 2000, Large Cap Growth Fund was called CitiFunds Large Cap Growth Portfolio, and Small Cap Growth Fund was called CitiFunds Small Cap Growth Portfolio. Prior to March 2, 1998, the Large Cap Growth Fund was called Landmark Equity Fund, and the Small Cap Growth Fund was called Landmark Small Cap Equity Fund. References in this Statement of Additional Information to the "Prospectus" of a fund are to the applicable fund's Prospectus, dated February 28, 2004.

    Each fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Each fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the investment manager to each fund. SBFM manages the investments of each fund from day to day in accordance with its investment objectives and policies. The selection of investments for each fund and the way it is managed depends on the conditions and trends in the economy and the financial marketplaces. SBFM also provides certain administrative services to the funds.

    Shares of each fund are continuously sold by CGM Inc. "CGM", each fund's distributor. Shares may be purchased from the funds' distributor, or from certain broker-dealer finanical intermediaries or financial institutions that have entered into an agreement with the fund's distributor or the distributor's financial consultants (called "service agents"). The distributor and service agents may receive fees from the funds pursuant to Service Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                    2. INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each of the Large Cap Growth Fund and the Small Cap Growth Fund is long-term capital growth. Dividend income, if any, is incidental to each of these investment objectives.

    Each fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in each fund's Prospectus concerning the investment policies and techniques of each fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Of course, there can be no assurance that a fund will achieve its objective.

    Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets in securities of companies with large market capitalizations and related investments. Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets in securities of companies with small market capitalizations and related investments. Although these specific investment policies may be changed without shareholder approval, each fund has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in its 80% policy.

    Certain investment restrictions of the funds described below under "Investment Restrictions" are fundamental and cannot be changed with respect to a fund without approval by the investors in the fund.

                     3. DESCRIPTION OF PERMITTED INVESTMENTS
                  AND INVESTMENT PRACTICES AND ASSOCIATED RISKS

    This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the fund's investments and risks contained in the Prospectus. A fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the fund's Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

OPTIONS

    The funds may write covered call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by a fund may be covered in the manner set forth below, or a fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

    A call option written by a fund is "covered" if the fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A put option written by a fund is "covered" if the fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options written by a fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the fund from risk of loss.

    When a fund writes a call option, the fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the fund holds the security in question, the fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the fund realizes a gain or loss equal to the difference between the fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

    A fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. A fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the fund does not hold the underlying security, the fund's loss could be unlimited.

    A fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that a fund plans to purchase. A put option written by the fund gives the holder the right to sell, and, in return for a premium, obligates the fund to buy, a security at the exercise price at any time before the expiration date.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the fund, unless the security later appreciates in value. A fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    Each fund may purchase options for hedging purposes or to increase the fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit a fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

    Each fund may purchase call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. If such increase occurs, the call option will permit the fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund and the premium would be lost.

    Call options may also be purchased in order to increase a fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by a fund in closing sale transactions, which are sales by the fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that a fund owns, when a fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Each fund may write (sell) call and put options and purchase call and put options on securities indices. The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

    Each fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the manager or a subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A fund may cover put options on securities indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account or by holding a put on the same securities index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Investors should be aware that although a fund will only write call or put options on securities indices that are covered, covering an option does not protect the fund from risk of loss.

    A fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's stock investments. By writing a put option, a fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a fund correlate with changes in the value of the index, writing covered put options on indices will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    Each fund may purchase put options on securities indices when the portfolio managers believe that there may be a decline in the prices of the securities covered by the index. The fund will realize a gain if the put option appreciates in excess of the premium paid for the option. If the option does not increase in value, the fund's loss will be limited to the premium paid for the option plus related transaction costs.

    A fund may purchase call options on securities indices to take advantage of an anticipated broad market advance, or an advance in an industry or market segment. A fund will bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. However, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio managers desire that a fund engage in such a transaction.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a fund of options on securities indices is subject to the portfolio managers' ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities. When a fund purchases or writes securities index options as a hedging technique, the fund's success will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected.

    A fund's purchase or sale of securities index options in an attempt to enhance performance involves speculation and may be very risky and cause losses, which, in the case of call options written, are potentially unlimited.

    The funds may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation assures that all transactions are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the fund, the fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options may have a liquid market while dealer options have none. Consequently, a fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a fund writes a dealer option, it generally will be able to close out the option prior to the expiration only by entering into a closing purchase transaction with the dealer to which the fund originally sold the option. Although the funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the funds, there can be no assurance that a fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a fund. Until a fund, as an OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the fund may be unable to liquidate a dealer option.

    Each fund may purchase and write options on foreign currencies as more fully described in "Foreign Currency Exchange Transactions" below. Each of the funds may also purchase or write call options on futures contracts as more fully described in "Options on Futures Contracts" below.

    The use of options by the funds may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

FUTURES CONTRACTS

    Each fund may enter into stock index futures contracts for hedging purposes and for nonhedging purposes.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    Future contracts on individual equity securities continue to be developed and each fund may invest in any such contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

    Each fund may buy and sell stock index futures contracts to attempt to increase investment return, to gain stock market exposure while holding cash available for investments and redemptions, or to protect against a decline in the stock market.

    A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at the price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the fund will gain $400 (100 units x gain of $4) reduced by transaction costs. If the fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the fund will lose $200 (100 units x loss of $2) increased by transaction costs.

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the fund, which could require the fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the portfolio managers' investment judgment about the general direction of interest rates, equity markets, or other economic factors is incorrect, the fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a fund entered into a stock index futures contract in the belief that the prices of the stocks comprising the index would increase, and prices decreased instead, the fund would have both losses in its portfolio securities as well as in its futures positions.

    In addition, an amount of cash or liquid securities will be maintained by the fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the fund's obligations under the futures contract, or the fund will otherwise "cover" its positions in accordance with applicable policies and regulations.

    The use of futures contracts potentially exposes a fund to the effects of "leveraging," which occurs when futures are used so that the fund's exposure to the market is greater than it would have been if the fund had invested directly in the underlying securities. "Leveraging" increases a fund's potential for both gain and loss.

    Single Stock Futures. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS ON FUTURES CONTRACTS

    The funds may purchase and write options to buy or sell futures contracts in which the funds may invest. These investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by a fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    A fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the funds in cash or securities in a segregated account. A fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the funds in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by a fund, the fund will be required to sell the underlying futures contract which, if the fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by a fund is exercised, the fund will be required to purchase the underlying futures contract which, if the fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a fund writes an option on a futures contract and that option is exercised, the fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and a fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

    The funds may also purchase options on futures contracts for non-hedging purposes, in order to take advantage of projected market advances or declines or changes in interest rates or exchange rates. For example, a fund can buy a call option on a futures contract when the portfolio managers believe that the underlying futures contract will rise. If prices do rise, the fund could exercise the option and acquire the underlying futures contract at the strike price or the fund could offset the long call position with a sale and realize a profit. Or, a fund can sell a call option if the portfolio managers believe that futures prices will decline. If prices decline, the call will likely not be exercised and the fund would profit. However, if the underlying futures contract should rise, the buyer of the option would likely exercise the call against the fund and acquire the underlying futures position at the strike price; the fund's loss in this case could be unlimited.

    The funds' use of options on futures contracts may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements collateralized by securities in which that fund may otherwise invest. Repurchase agreements are agreements by which a fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub- custodian shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. In the event of the bankruptcy of the other party to a repurchase agreement, a fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    Each fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When a fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the fund could experience a loss.

ETFS OR EXCHANGE TRADED FUNDS

    The funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day bought and sold based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

SECURITIES OF NON-U.S. ISSUERS

    Each fund may invest in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non- U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. securities trading practices, including those involving securities settlement where a fund's assets may be released prior to receipt of payments, may expose the funds to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

    The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that a fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

    In addition, unanticipated political or social developments may affect the value of a fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investment in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

EURO CONVERSION

    Fifteen European countries participate in the European Economic and Monetary Union ("EMU") and 12 of those countries have adopted the euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier crossborder mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because each fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the funds may engage in foreign currency exchange transactions as an attempt to protect against uncertainty in the level of future foreign currency exchange rates or as an attempt to enhance performance.

    The funds may enter into foreign currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. A fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies.

    The funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. A fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.

    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.

    When a fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the portfolio managers believe that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell the non-U.S. currency, for a fixed amount of U.S. dollars. If a fund owns securities in that currency, the portfolio managers may enter into a contract to sell the non-U.S. currency in an amount approximating the value of some or all of the fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

    At the maturity of a forward contract, a fund will either deliver the non-U.S. currency, or terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a fund engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    Where a fund enters into a forward contract with respect to securities it holds denominated in the non-U.S. currency, it is impossible to forecast with precision the market value of a fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the fund is obligated to deliver.

    When a fund enters into a forward contract for non-hedging purposes, there is a greater potential for profit but also a greater potential for loss. For example, a fund may purchase a given foreign currency through a forward contract if the value of such currency is expected to rise relative to the U.S. dollar or another foreign currency. Conversely, a fund may sell the currency through a forward contract if the value of the currency is expected to decline against the dollar or another foreign currency. The fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase gross income. Where exchange rates do not move in the direction or the extent anticipated, however, the fund may sustain losses which will reduce its gross income. Such transactions should be considered speculative and could involve significant risk of loss.

    When entering into forward contracts, each fund intends to comply with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the fund otherwise covers its position in accordance with applicable regulations and policies.

    Each fund may purchase put options on a currency in an attempt to protect against currency rate fluctuations or to seek to enhance gains. When a fund purchases a put option on a currency, the fund will have the right to sell the currency for a fixed amount in U.S. dollars, or other currency. Conversely, where a rise in the value of one currency is projected against another, the fund may purchase call options on the currency, giving it the right to purchase the currency for a fixed amount of U.S. dollars or another currency. Each fund may purchase put or call options on currencies, even if the fund does not currently hold or intend to purchase securities denominated in such currencies.

    The benefit to the fund from purchases of currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options.

    The funds may write options on currencies for hedging purposes or otherwise in an attempt to achieve their investment objectives. For example, where a fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the fund may be offset by the amount of the premium received. If the expected decline does not occur, the fund may be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A fund could also write call options on a currency, even if it does not own any securities denominated in that currency, in an attempt to enhance gains. In that case, if the expected decline does not occur, the fund would be required to purchase the currency and sell it at a loss, which may not be offset by the premium received. The losses in this case could be unlimited.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. A fund could also write put options on a currency, even if it does not own, or intend to purchase, any securities denominated in that currency. In that case, if the expected increase does not occur, the fund would be required to purchase the currency at a price that is greater than the current exchange rate for the currency, and the losses in this case could exceed the amount of premium received for writing the options, and could be unlimited.

    Options on foreign currencies are traded on U.S. or foreign exchanges or in the over-the-counter market. Each fund may enter into transactions in options on foreign currencies that are traded in the over-the-counter market. These transactions are not afforded the protections provided to traders on organized exchanges or those regulated by the CFTC. In particular, over-the- counter options are not cleared and guaranteed by a clearing corporation, thereby increasing the risk of counterparty default. In addition, there may not be a liquid market on these options, which may prevent a fund from liquidating open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market conditions.

    The purchase and sale of foreign currency options are subject to the risks of the availability of a liquid secondary market and counterparty risk, as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interventions by governmental authorities and the effects of other political and economic events. In addition, the value of a fund's positions in foreign currency options could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, and (4) imposition of different exercise and settlement terms and procedures and margin requirements than in the United States.

    In addition, because foreign currency transactions occurring in the interbank market generally involve substantially larger amounts than those that may be involved in the use of foreign currency options, the funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets, or other markets used by the funds are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that may not be reflected in the U.S. or other markets used by the funds.

    Put and call options on non-U.S. currencies written by a fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Each fund may engage in proxy hedges and cross hedges. For example, in a proxy hedge, a fund, having purchased a security, would sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold might be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. For example, the fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an attempt to protect against declines in value of the fund's holdings denominated in the currency sold.

    Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. A fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.

    Of course, a fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the portfolio managers. It should be realized that under certain circumstances, the funds may not be able to hedge against a decline in the value of a currency, even if the portfolio managers deem it appropriate to try to do so, because doing so would be too costly. Transactions entered into to protect the value of a fund's securities against a decline in the value of a currency (even when successful) do not eliminate fluctuations in the underlying prices of the securities. Additionally, although hedging transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Investors should also be aware of the increased risk to a fund and its investors when it enters into foreign currency exchange transactions for non-hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which are not offset by increases in the value of a fund's other assets. Although a fund is required to segregate assets or otherwise cover certain types of transactions, this does not protect the fund against risk of loss. Furthermore, the funds' use of foreign currency exchange transactions may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides a fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio managers to be of good standing, and when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the borrower terminates the loan and the fund is forced to liquidate investments in order to return the cash collateral to the buyer. The portfolio managers will make loans only when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the portfolio managers determine to make loans, it is not intended that the value of the securities loaned by a fund would exceed 30% of the market value of its total assets.

WHEN-ISSUED SECURITIES

    Each fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities will occur beyond customary settlement time. It is expected that, under normal circumstances, the applicable fund would take delivery of such securities, but the fund may sell them before the settlement date. In general, the fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. When a fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the funds intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

CONVERTIBLE SECURITIES

    The funds may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RULE 144A SECURITIES

    Consistent with applicable investment restrictions, each fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, neither fund will invest more than 15% of its net assets (taken at market value) in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the manager or to a subadviser the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund to sell them promptly at an acceptable price.

BANK OBLIGATIONS

    The funds may invest in bank obligations, i.e., certificates of deposit, time deposits including Eurodollar time deposits, and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    Each fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of each fund may be invested in shares of other investment companies. Each fund may invest up to 5% of its assets in closed-end investment companies as permitted by applicable law.

SECURITIES RATED BAA OR BBB

    Each fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

    Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

ADDITIONAL DISCLOSURE REGARDING DERIVATIVES

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by a fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    The use of certain derivatives, such as futures, forward contracts, and written options may involve leverage for the funds because they create an obligation, or indebtedness, to someone other than the funds' investors and enable a fund to participate in gains and losses on an amount that exceeds its initial investment. If a fund writes a stock put option, for example, it makes no initial investment, but instead receives a premium in an amount equal to a fraction of the price of the underlying stock. In return, the fund is obligated to purchase the underlying stock at a fixed price, thereby being subject to losses on the full stock price.

    Likewise, if a fund purchases a futures contract, it makes an initial margin payment that is typically a small percentage of the contract's price. However, because of the purchase, the fund will participate in gains or losses on the full contract price.

    Other types of derivatives provide the economic equivalent of leverage because they display heightened price sensitivity to market fluctuations, such as changes in stock prices or interest rates. These derivatives magnify a fund's gain or loss from an investment in much the same way that incurring indebtedness does. For example, if a fund purchases a stock call option, the fund pays a premium in an amount equal to a fraction of the stock price, and in return, the fund participates in gains on the full stock price. If there were no gains, the fund generally would lose the entire initial premium.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which a fund otherwise invests.

    The use of derivatives may increase the amount of taxable income of a fund and may affect the amount, timing and character of a fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."

ADDITIONAL INFORMATION

    At times, a substantial portion of a fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by the manager and its affiliates, holds all or a major portion. Although the manager generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when it believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

DEFENSIVE STRATEGIES

    Each fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.

                         4. INVESTMENT RESTRICTIONS

    Each fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    A fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the applicable Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.

                 5. PERFORMANCE INFORMATION AND ADVERTISING

    From time to time the funds may advertise their total returns, average annual total returns and before- and after-tax average annual returns in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B, Class L and Class Y shares of a fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the applicable Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including but not limited to: Morning Star, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the funds describes the expenses or performance of any class it will also disclose such information for the other classes.

AVERAGE ANNUAL TOTAL RETURN

    A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

        P(1 + T)\n/   = ERV
Where:  P             =       a hypothetical initial payment of $1,000.

        T             =       average annual total return.

        n             =       number of years.

        ERV           =       Ending Redeemable Value of a hypothetical $1,000
                              investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In computing total rates of return and yield quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment.

    In addition to the fee waivers and expense subsidies described in each Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

    Set forth below is the average annual total rate of return information for the Class A, Class B, Class L and Class Y shares of each fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999 there were no sales charges on the purchase or sale of the funds' shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The funds offered Class B shares beginning January 4, 1999 and Class L and Class Y shares beginning September 22, 2000. For periods prior to January 4, 1999 (in the case of Class B shares) and September 22, 2000 (in the case of Class L and Class Y shares although no Class Y shares were outstanding as of October 31,
2002), share performance includes the performance of the fund's Class A shares, adjusted to take into account the deduction of the different sales charges applicable to such Class, rather than the initial sales charge applicable to Class A shares. This blended performance has been adjusted to take into account differences in class specific operating expenses.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

                                                                       AVERAGE
                                                                        ANNUAL
                                                                      TOTAL RATE
                                                                      OF RETURN

LARGE CAP GROWTH FUND

CLASS A
Ten Years Ended October 31, 2003 .....................................   6.66 %
Five Years Ended October 31, 2003 ....................................  (3.56)%
One Year Ended October 31, 2003 ......................................   9.95 %

CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 2003 .....  (6.29)%
Ten Years Ended October 31, 2003 .....................................    n/a
Five Years Ended October 31, 2003 ....................................    n/a
One Year Ended October 31, 2003 ......................................   9.87 %

CLASS L(1)
September 22, 2000 (Commencement of Operations) to October 31, 2003 .. (12.75)%
Ten Years Ended October 31, 2003 .....................................    n/a
Five Years Ended October 31, 2003 ....................................    n/a
One Year Ended October 31, 2003 ......................................  13.88 %

(1) On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the above table have been calculated as if the sales charge had been eliminated during the entire period.

                                                                       AVERAGE
                                                                        ANNUAL
                                                                      TOTAL RATE
                                                                      OF RETURN
SMALL CAP GROWTH FUND

CLASS A
June 21, 1995 (Commencement of Operations) to October 31, 2003 .......  12.82 %
Five Years Ended October 31, 2003 ....................................   7.07 %
One Year Ended October 31, 2003 ......................................  30.49 %

CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 2003 .....   5.08 %
Five Years Ended October 31, 2003 ....................................    n/a
One Year Ended October 31, 2003 ......................................  31.37 %

CLASS L(1)
September 22, 2000 (Commencement of Operations) to October 31, 2003 ..  (8.73)%
Five Years Ended October 31, 2003 ....................................    n/a
One Year Ended October 31, 2003 ......................................  35.31 %

(1) On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the above table have been calculated as if the sales charge had been eliminated during the entire period.

    For advertising and sales purposes, the funds will generally use the performance of Class A shares. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B, Class L or Class Y shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum Contingent Deferred Sales Charge applicable to the Class B and Class L shares is deducted at the times, in the amount, and under the terms stated in the applicable Prospectus. Class B, Class L and Class Y share performance generally would have been different than Class A performance, had the Class B, Class L and Class Y shares been offered for the entire period, because the expenses attributable to Class B, Class L and Class Y shares are different than the expenses attributable to the Class A shares.

AGGREGATE TOTAL RETURN

    The funds' "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

    ERV - P

    Where: P     =  a hypothetical initial payment of $10,000.

           ERV   =  Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10- year period at the end of the 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS

    From time to time the funds may include after-tax performance information in advertisements. To the extent a fund includes such information, it will be calculated according to the following formulas:

    Average annual total return (after taxes on distributions)

                  ATV/d\ = P(1+T)\n/
    Where: P      =  a hypothetical initial investment of $1,000.

           T      =  average annual total return (after taxes on distributions).

           n      =  number of years.

           ATV/d\ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the 1, 5 or 10 year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

    Average annual total return (after taxes on distributions and sale of fund shares)

                     ATV/dr\ = P(1+T)\n/
    Where: P         = a hypothetical initial investment of $1,000.

           T         = average annual total return (after taxes on distributions and redemption).

           n         = number of years.

           ATV/dr\   = ending value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        6. DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of each fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading ("business day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and during emergencies. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to the class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the funds. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for a fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

              7. ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF
                      FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of a fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years, and Class Y shares bought under a letter of intent may convert into Class A shares in certain circumstances, each as more fully described below. In addition, shares held in a Smith Barney Funds Retirement Program may have special exchange rights.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase on October 31, 2003 of Class A shares from the applicable Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.

Large Cap Growth Fund

  Net asset value per share of the fund ................................. $13.63
  Per share sales charge - 5.00% of public offering price (5.26% of net asset value  per share) ......................................... $ 0.72
  Per share offering price to the public ................................ $14.36

Small Cap Growth Fund

  Net asset value per share of the fund ................................. $18.09
  Per share sales charge - 5.00% of public offering price (5.26%
    of net asset value per share) .......................................  $0.95
  Per share offering price to the public ................................ $19.04

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    Each fund receives the entire net asset value of all Class A shares that are sold. The distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------                                                  --------                   ---------                  --------

Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 or more but less than $1,000,000                    2.00%                      2.04%                      1.80%
$1,000,000 or more ...............................           --0--*                     --0--*                  up to 1.00%
----------
*   Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred
    Sales Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The
    Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and
    Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of each fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charge on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.00% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares sold by them.

CLASS L SHARES

    Class L shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Service agents selling Class L shares receive a commission of up to 1.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

CLASS Y SHARES

    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with the distributor concerning the fund. In addition, certain investors, including qualified retirement plans which are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of a fund, investors must specify the fund's name and whether the purchase is for Class A, Class B, Class L or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub- transfer agent are not subject to a maintenance fee.

    Investors in Class A, Class B and Class L shares may open an account in a fund by making an initial investment of at least (i) $1,000 for each account,
(ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(K) plans) and (iv) $1 for Simple IRAs in a fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan, or Uniform Gifts or Transfers to Minor account, (ii) $25 for a Qualified Retirement Plan and
(iii) $1 for a Simple IRA. The minimum initial and subsequent investments required for Systematic Investment Plans are discussed below under "Systematic Investment Plans." There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by CGM, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent. Neither fund issues share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

    Purchase orders received by a fund or its agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of a fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the funds' distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds' distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the funds, and/or other dealer-sponsored events. From time to time the funds' distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's brokerage account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the funds or the investor's service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

INITIAL SALES CHARGE WAIVERS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with the distributor concerning a fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Copeland Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or
(k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program and; (n) purchases by retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the waiver of the sales charge.

RIGHT OF ACCUMULATION

    Class A shares of a fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional information is available from the funds or the investor's service agent.

LETTER OF INTENT -- CLASS A SHARES

    A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of a fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

LETTER OF INTENT -- CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to a fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact your service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE PAYMENT WAS MADE            DEFERRED SALES CHARGE

1st                                                      5%
2nd                                                      4%
3rd                                                      3%
4th                                                      2%
5th                                                      1%
6th and thereafter                                      None

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY RETIREMENT PROGRAM

    The funds offer Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class L Shares. Class L shares may be purchased by plans initially investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the funds. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

REDEMPTION OF SHARES

    General. Each fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to the net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Diversified Large Cap Growth Fund or Smith Barney Small Cap
     Growth Opportunities Fund (please specify)
     Class A, B, L or Y (please specify)
     c/o PFPC Inc.
     P.O. Box 9699
     Providence, Rhode Island 02940-9699

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an acount with a different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund.

    Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must first deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through a fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or a fund's sub-transfer agent.

    Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided to the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in a fund.)

    Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued, are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Class B Exchanges. Class B shares of any fund may be exchanged for other Class B shares without a Deferred Sales Charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the funds, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

    Class A and Class Y Exchanges. Class A and Class Y shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    Neither fund is designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, that fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. Each fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemption and Exchange Program" above. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The funds offer their shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class L and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

INVOLUNTARY REDEMPTIONS OF SHARES

    A fund may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when a fund determines, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                                  8. MANAGEMENT

    Each fund is supervised by a Board of Trustees. In each case, over two-thirds of the Trustees are not affiliated with the Manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer until that individual resigns, retires or is otherwise removed.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                            POSITION HELD              PRINCIPAL OCCUPATION DURING          NUMBER OF PORTFOLIOS IN
                                             AND LENGTH                      PAST 5 YEARS AND                    FUND COMPLEX
NAME AND AGE                               OF TIME SERVED              OTHER BOARD MEMBERSHIPS HELD           OVERSEEN BY TRUSTEE
------------                               --------------              ----------------------------         -----------------------
INTERESTED TRUSTEE

R. Jay Gerken*; 52                     Chairman of the Board    Managing Director of CGM; Chairman,                   221
                                       and Trustee since 2002   President, and Chief Executive Officer of
                                                                SBFM, Travelers Investment Adviser, Inc.
                                                                ("TIA") and Citi Fund Management Inc.
                                                                ("CFM"); President and Chief Executive
                                                                Officer of certain mutual funds associated
                                                                with Citigroup Inc; formerly, Portfolio
                                                                Manager of Smith Barney Allocation Series
                                                                Inc. (from 1996 to 2001) and Smith Barney
                                                                Growth and Income Fund (from 1996 to
                                                                2001).

DISINTERESTED TRUSTEES

Elliott J. Berv; 60                    Trustee since 2001       Board Member, American Identity Corp.                 37
                                                                (doing business as Morpheus Technologies)
                                                                (biometric information management) (since
                                                                2001; consultant since 1999); Director,
                                                                Lapoint Industries (industrial filter
                                                                company) (since 2002); Executive Vice
                                                                President and Chief Operations Officer,
                                                                DigiGym Systems (on-line personal
                                                                training systems) (since 2001);
                                                                Consultant, Catalyst (consulting) (since
                                                                1984); Director, Alzheimer's Association
                                                                (New England Chapter) (since 1998); Chief
                                                                Executive Officer, Moto City USA
                                                                (motorsport racing)

Donald M. Carlton; 66                  Trustee since 2001       Director, Temple-Inland (forest products)           32
                                                                (since 2003); Director, American
                                                                Electric Power Co. (electric utility)
                                                                (since 1999); Consultant, URS
                                                                Corporation (engineering) (since 1999);
                                                                Director, National Instruments Corp.
                                                                (technology) (since 1994); former Chief
                                                                Executive Officer, Radian International
                                                                L.L.C. (engineering) (1996 - 1998);
                                                                Member of Management Committee,
                                                                Signature Science (research and
                                                                development) (since 2000); former
                                                                Director, Valero Energy (petroleum
                                                                refining) (1999-2003).

A. Benton Cocanougher; 65              Trustee since 2001       Interim Chancellor, Texas A&M University              32
                                                                System (since 2003); former Special
                                                                Advisor to the President, Texas A&M
                                                                University (2002-2003); former Dean
                                                                Emeritus and Wiley Professor, Texas A&M
                                                                University (2001-2002); former Dean and
                                                                Professor of Marketing, College and
                                                                Graduate School of Business of Texas A &
                                                                M University (1987 - 2001).

Mark T. Finn; 60                       Trustee since 2001       Adjunct Professor, College of William & Mary          37
                                                                (since 2002); Principal/Member, Balvan
                                                                Partners (investment management) (since
                                                                2002); Chairman, Chief Executive Officer
                                                                and Owner, Vantage Consulting Group,
                                                                Inc. (investment advisory and consulting
                                                                firm) (since 1988); former Vice Chairman
                                                                and Chief Operating Officer, Lindner
                                                                Asset Management Company (mutual fund
                                                                company) (1999 - 2001); former President
                                                                and Director, Delta Financial, Inc.
                                                                (investment advisory firm) (1983 -
                                                                1999); former General Partner and
                                                                Shareholder, Greenwich Ventures LLC
                                                                (investment partnership) (1996 - 2001);
                                                                former President, Secretary, and Owner,
                                                                Phoenix Trading Co. (commodity trading
                                                                advisory firm) (1997 - 2000).

Stephen Randolph Gross; 56             Trustee since 2001       Director, Andersen Calhoun (assisted living)          32
                                                                (since 1987); Chairman, HLB Gross
                                                                Collins, P.C. (accounting firm) (since
                                                                1979); Treasurer, Coventry Limited, Inc.
                                                                (since 1985); former Partner, Capital
                                                                Investment Advisory Partners
                                                                (consulting) (2000-2002); former
                                                                Director, United Telesis, Inc.
                                                                (telecommunications) (1997-2002); former
                                                                Director, ebank.com, Inc. (1997-2004);
                                                                former Secretary, Carint N.A.
                                                                (manufacturing) (1988-2002); former
                                                                Chief Operating Officer, General Media
                                                                Communications, Inc. (March 2003-August
                                                                2003); former Managing Director,
                                                                Fountainhead Ventures, L.L.C.
                                                                (consulting) (1998 - 2003); former
                                                                Treasurer, Hank Aaron Enterprises (fast
                                                                food franchise) (1985 - 2001); former
                                                                Director, Yu Save, Inc. (internet
                                                                company) (1998 - 2000); former Director,
                                                                Hotpalm.com, Inc. (wireless
                                                                applications) (1998 - 2000).

Diana R. Harrington; 63                Trustee since 1992       Professor, Babson College (since 1993).               37

Susan B. Kerley; 52                    Trustee since 1992       Consultant, Strategic Management Advisors,            37
                                                                LLC, (investment consulting) (since
                                                                1990); Director, Eclipse Funds
                                                                (currently supervises 12 investment
                                                                companies in fund complex) (since 1990).

Alan G. Merten; 62                     Trustee since 2001       President, George Mason University (since             32
                                                                1996); Director, Digital Net Holdings,
                                                                Inc. (since 2003); former Director,
                                                                Comshare, Inc. (information technology)
                                                                (1985-2003).

R. Richardson Pettit; 61               Trustee since 2001       Professor of Finance, University of                   32
                                                                Houston (1977 - 2002); independent
                                                                consultant (since 1984).

OFFICERS
R. Jay Gerken*, 52                     Chairman, President and  Managing Director of CGM; Chairman,                   N/A
                                       Chief Executive Officer  President, and Chief Executive Officer of
                                       since 2002               SBFM, Travelers Investment Adviser, Inc.
                                                                ("TIA") and Citi Fund Management Inc. ("CFM");
                                                                President and Chief Executive Officer of
                                                                certain mutual funds associated with Citigroup;
                                                                formerly, Portfolio Manager of Smith Barney
                                                                Allocation Series Inc. (from 1996 to 2001) and
                                                                Smith Barney Growth and Income Fund (from 1996 to
                                                                2001).

Andrew B. Shoup*; 47                   Senior Vice President    Director of Citigroup Asset Management                N/A
                                       and Chief                ("CAM"); Senior Vice President and Chief
                                       Administrative Officer   Administrative Officer of mutual funds
                                       since 2003               associated with Citigroup; Treasurer of
                                                                certain mutual funds associated with Citigroup
                                                                (since 2004); Head of International Funds
                                                                Administration of CAM (from 2001 to 2003);
                                                                Director of Global Funds Administration
                                                                of CAM (from 2000 to 2001); Head of U.S.
                                                                Citibank Funds Administration of CAM (from
                                                                1998 to 2000).

Frances Guggino*; 46                   Controller since 2002    Vice President, CAM; Treasurer and/or                 N/A
                                                                Controller of certain funds associated
                                                                with Citigroup (since 1991).

Andrew Beagley*; 41                    Chief Anti-Money         Director, CGM (since 2000); Director of               N/A
                                       Laundering Compliance    Compliance, North America, CAM (since
                                       Officer since 2002       2000); Chief Anti-Money Laundering
                                                                Compliance Officer of mutual funds
                                                                associated with Citigroup; Director of
                                                                Compliance, Europe, the Middle East and
                                                                Africa, CAM (1999 - 2000); Compliance
                                                                Officer, Salomon Brothers Asset Management
                                                                Limited, Smith Barney Global Capital
                                                                Management Inc., Salomon Brothers
                                                                Asset Management Asia Pacific Limited
                                                                (1997 - 1999).

Marianne Motley*; 44                   Assistant Treasurer      Director, Mutual Fund Administration for              N/A
                                       since 2000               CGM (since 1994); Assistant Treasurer of
                                                                certain mutual funds associated with Citigroup.

Robert I. Frenkel*; 49                 Chief Legal Officer      Managing Director and General Counsel,                N/A
                                       since 2003 and           Global Mutual Funds for CAM (since 1994);
                                       Secretary since 2000     Secretary of CFM; Secretary of certain
                                                                mutual funds associated with Citigroup; Chief
                                                                Legal Officer of mutual funds associated with
                                                                Citigroup.

Thomas C. Mandia*; 41                  Assistant Secretary      Director and Deputy General Counsel, CAM              N/A
                                       since 2000               (since 1992); Assistant Secretary of
                                                                certain mutual funds associated with
                                                                Citigroup.

Rosemary D. Emmens*; 34                Assistant Secretary      Director and Associate General Counsel,               N/A
                                       since 2000               CAM (since 1998); Counsel, The Dreyfus
                                                                Corporation (from 1995 to 1998); Assistant
                                                                Secretary of certain mutual funds associated
                                                                with Citigroup.

Harris Goldblat*; 34                   Assistant Secretary      Director and Associate General Counsel,               N/A
                                       since 2000               CAM (since 2000); Assistant Secretary of
                                                                certain mutual funds associated with Citigroup;
                                                                Associate, Stroock & Stroock & Lavan LLP
                                                                (from 1997 to 2000).

Joseph Volpe*; 40                      Assistant Controller     Vice President, CAM (since 1992);                     N/A
                                       since 2002               Controller and/or Assistant Controller of
                                                                certain mutual funds associated with
                                                                Citigroup.

    The business affairs of the funds are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund within the meaning of the 1940 Act. The Audit Committee reviews the scope of the fund's audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the disinterested Trustees for their ratification, the selection, appointment, retention or termination of the fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors and all permissible non-audit services provided by the fund's independent auditors to its manager and any affiliated service providers if the engagement related directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the fiscal year ended October 31, 2003. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other portfolios associated with Citigroup supervised by the Trustees as of December 31, 2003:

                                         DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                                                           AGGREGATE RANGE OF EQUITY
                                                                                               SECURITIES IN ALL
                                                                                              PORTFOLIOS OVERSEEN
                                                                                             BY THE TRUSTEE IN THE
NAME OF TRUSTEE                      LARGE CAP GROWTH FUND       SMALL CAP GROWTH FUND           FUND COMPLEX
-----------                          --------------------------  -------------------------  ---------------------------
INTERESTED TRUSTEE
R. Jay Gerken                                 none                       none                    over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                               none                       none                   $10,001-$50,000
Donald M. Carlton                             none                       none                    over $100,000
A Benton Cocanougher                          none                       none                     $1-$10,000
Mark T. Finn                                  none                    $1-$10,000                  $1-$10,000
Stephen Randolph Gross                        none                       none
Diana R. Harrington                           none                       none                     $1-$10,000
Susan B. Kerley                               none                       none                     $1-$10,000
Alan G. Merten                                none                       none                     $1-$10,000
R. Richardson Pettit                          none                       none                   $10,001-$50,000

    None of the disinterested Trustees or their family members had any interest in the manager, CGM, and any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of December 31, 2003.

    Information regarding compensation paid to the Trustees for the fiscal year ended October 31, 2003 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $45,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition each Trustee who is not a director, officer or employee of the manager or any of its affiliates and who acts as chairman of any Committee of the Board of Trustees receives an additional $5,000 for acting as chairman of such Committee. The funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                                                                    PENSION OR          TOTAL
                                                                    RETIREMENT      COMPENSATION
                                 AGGREGATE          AGGREGATE        BENEFITS      FROM FUNDS AND           NUMBER OF
                               COMPENSATION       COMPENSATION     PAID AS PART     FUND COMPLEX          PORTFOLIOS IN
                             FROM LARGE CAP      FROM SMALL CAP       OF FUND          PAID TO            FUND COMPLEX
TRUSTEE                       GROWTH FUND(1)     GROWTH FUND(1)     EXPENSES(1)      TRUSTEES(3)     SERVED BY TRUSTEE(3)(4)
--------                       -----------------  -----------------  -------------  -----------------  -----------------------
INTERESTED TRUSTEE
R. Jay Gerken                      $  0                $0              None              $0                    221

DISINTERESTED TRUSTEES
Elliott J. Berv                    $195               $ 37             None            $80,300                  37
Donald M. Carlton                  $184               $ 24             None            $82,600                  32
A. Benton Cocanougher              $311               $145             None            $86,200                  32
Mark T. Finn                       $226               $ 64             None            $84,450                  37
Stephen Randolph Gross             $195               $ 37             None            $81,350                  32
Diana R. Harrington                $192               $ 37             None            $80,200                  37
Susan B. Kerley                    $195               $ 37             None            $80,300                  37
Alan G. Merten                     $194               $ 37             None            $77,800                  32
C. Oscar Morong, Jr.(2)            $195               $ 37             None            $80,300                  37
R. Richardson Pettit               $202               $ 40             None            $82,700                  32
Walter E. Robb, III(2)             $212               $ 57             None            $80,600                  37

(1) Information is for the fiscal year ended October 31, 2003.

(2) Messrs. Robb and Morong retired as Trustees of the funds as of December 31, 2003.

(3) Information is for the calendar year ended December 31, 2003.

(4) Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2003.

    The Trustees of the funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

    The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

      AVERAGE COMPENSATION IN                                          YEARS OF SERVICE
       LAST YEAR OF SERVICE        5 YEARS        6 YEARS        7 YEARS        8 YEARS        9 YEARS      10 YEARS OR MORE
         ----------------       -------------  -------------  -------------  -------------  -------------  -------------------
             $ 50,000             $125,000       $150,000       $175,000       $200,000       $225,000          $250,000
             $ 60,000             $150,000       $180,000       $210,000       $240,000       $270,000          $300,000
             $ 70,000             $175,000       $210,000       $245,000       $280,000       $315,000          $350,000
             $ 80,000             $200,000       $240,000       $280,000       $320,000       $360,000          $400,000
             $ 90,000             $225,000       $270,000       $315,000       $360,000       $405,000          $450,000
             $100,000             $250,000       $300,000       $350,000       $400,000       $450,000          $500,000

    Assuming continuous service as a Trustee of the fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2003, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

    Officers receive no compensation from the funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of February 6, 2004, all Trustees and officers as a group owned less than 1% of the outstanding shares of each fund.

    As of February 6, 2004, the following persons owned of record the amounts indicated of the shares of the Class of the Large Cap Growth Fund:

FUND                               CLASS        PERCENT                  NAME                          ADDRESS
----                               -----        -------                  ----                          -------
Large Cap Growth Fund                L           10.16%      Patrick L. Russell and Dana    554 Willow Run
                                                             K. Hilliker JTWROS             Lakeland, FL
                                                                                            33813-3600

Large Cap Growth Fund                L            8.46%      James R. Lochry                1800 Brookside Drive
                                                                                            Roswell, GA
                                                                                            30076-5512

Large Cap Growth Fund                L            7.76%      Kudchadkar Clinic Retirement   P.O. Box 479
                                                             Trust Dated 7/1/82             Winnsboro, SC
                                                             Anil Kudchadkar TTEE           29180-0479

Large Cap Growth Fund                L            5.20%      Margaret A. Sitterson CGM IRA  84 Clam Lake Road
                                                             Rollover Custodian             Bellaire, MI
                                                                                            49615-9365

    As of February 6, 2004, the following persons owned of record the amounts indicated of the shares of the Class of the
Small Cap Growth Fund:

FUND                               CLASS        PERCENT                  NAME                          ADDRESS
----                               -----        -------                  ----                          -------
Small Cap Growth Fund                A           19.25%      Smith Barney Multi Choice      Two Tower Center
                                                             Trust Smith Barney Corporate   P.O. Box 1063
                                                             Trust Company                  East Brunswick, NJ
                                                                                            08816-1063

Small Cap Growth Fund                B            6.58%      Edward D. Yasko S. Barton      5915 Thorntree Drive
                                                             Family U/A/D Edward David      San Jose, CA
                                                             Barton TTEE                    95120-1787
                                                             03/05/96 Yasuro S. Barton
                                                             TTEE

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

    The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and
(iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.

CODE OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment advisers and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the funds' Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").

PROXY VOTING POLICIES & PROCEDURES

    Although individual board members may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

    Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.

MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to each of the funds pursuant to a management agreement (the "Management Agreement"). The Management Agreement was recently approved by investors of the funds. Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for each fund. In addition, the manager provides certain administrative services to each fund under the Management Agreement.

    The manager is an indirect wholly-owned subsidiary of Citigroup. Citigroup businesses provide a broad range of financial services.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the funds. The Management Agreement provides that the manager may delegate the daily management of the securities of a fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the funds' Trustees or by a vote of a majority of the outstanding voting securities of each such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the funds with general office facilities and supervises the overall administration of the funds, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the funds' independent contractors and agents; and arranging for the maintenance of books and records of each fund. Trustees, officers, and investors in the funds are, or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the funds.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the funds, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each fund. The Board also considered each fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of each fund and its shareholders. The disinterested Trustees were advised by separate independent legal counsel throughout the process.

    The Prospectus for the funds contains a description of the fees payable to the manager for services under the Management Agreement with respect to each fund. The manager may reimburse a fund or waive all or a portion of its management fees.

    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The funds use the name "Smith Barney" by agreement with SBFM. If the manager, or its assignee, ceases to serve as the manager of the funds, the funds will change their respective names so as to delete the word "Smith Barney."

    For the period from November 1, 2000 through March 31, 2001, the fees paid to Citibank under prior management agreements with respect to Large Cap Growth Fund were $115,820, and with respect to Large Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, were $1,146,728. For the period from April 1, 2001 to October 31, 2001, the fees paid to Citi Fund Management Inc. under its Management Agreements with respect to the Large Cap Growth Fund were $96,826, and with respect to the Large Cap Growth Portfolio were $1,313,846. For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Large Cap Growth Fund were $909,203. For the period May 13, 2002 to October 31, 2002 and for the fiscal year ended October 31, 2003, the fees paid to SBFM under its Management Agreement with respect to the Large Cap Growth Fund were $593,876 and $1,180,666, respectively.

    For the fiscal year ended October 31, 2000, and for the period from November 1, 2000 through March 31, 2001, the fees paid to Citibank under prior management agreements with respect to Small Cap Growth Fund were $110,146 (all of which was voluntarily waived) and $40,455 (all of which was voluntarily waived) respectively, and with respect to Small Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, were $645,332 and $87,931, respectively. For the period from April 1, 2001 to October 31, 2001, the fees paid to Citi Fund Management Inc. under its Management Agreements with respect to the Small Cap Growth Fund were $53,597 (all of which was voluntarily waived) and with respect to the Small Cap Growth Portfolio were $109,152. For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Small Cap Growth Fund were $0. For the period May 13, 2002 to October 31, 2002 and for the fiscal year ended October 31, 2003, all fees payable to SBFM under its Management Agreement with respect to the Small Cap Growth Fund were voluntarily waived.

    The manager may retain a sub-administrator.

DISTRIBUTOR

    CGM, located at 388 Greenwich Street, New York, New York 10013 serves as each fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the funds' Board of Trustees, including a majority of the independent Trustees. CGM is an affiliate of the manager of the funds.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of a fund's outstanding voting securities, or on 90 days' notice by CGM. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or
(b) by a vote of a majority (as defined in the 1940 Act) of a fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class L shares received by CGM and its affiliates were as follows:

LARGE CAP GROWTH FUND

    Class A Shares

    For the fiscal year ended October 31:

    2003 ........................................................ $ 27,000
    2002 ........................................................ $ 33,000
    2001 ........................................................ $117,000

    Class L Shares

    For the fiscal year ended October 31:

    2003* ....................................................... $  1,000
    2002 ........................................................ $  4,000
    2001 ........................................................ $  1,000
    *As of February 2, 2004, Class L shares are not subject to an initial sales charge.

SMALL CAP GROWTH FUND

    Class A Shares

    For the fiscal year ended October 31:

    2003 ........................................................ $  9,000
    2002 ........................................................ $ 15,000
    2001 ........................................................ $ 24,000

    Class L Shares

    For the fiscal year ended October 31:

    2003* ....................................................... $  4,000
    2002 ........................................................ $  7,000
    2001 ........................................................ $  2,000
    *As of February 2, 2004, Class L shares are not subject to an initial sales charge.

DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class B and Class L shares received by CGM and its affiliates were as follows:

LARGE CAP GROWTH FUND

    Class B Shares

    For the fiscal year ended October 31:

    2003 ........................................................ $ 12,000
    2002 ........................................................ $ 28,000
    2001 ........................................................ $ 47,000

    Class L Shares

    For the fiscal year ended October 31:

    2003 ........................................................ $  1,000
    2002 ........................................................ $      0
    2001 ........................................................ $      0

SMALL CAP GROWTH FUND

    Class B Shares

    For the fiscal year ended October 31:

    2003 ........................................................ $  3,000
    2002 ........................................................ $  4,000
    2001 ........................................................ $  3,000

    Class L Shares

    For the fiscal year ended October 31:

    2003 ........................................................ $      0
    2002 ........................................................ $  1,000
    2001 ........................................................ $      0

SERVICE PLANS

    Class A, Class B and Class L shares of each fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, a fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L Shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the funds, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The funds also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class L shares also provide that the distributor, and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.

    The Service Plans permit the funds to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The funds will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the funds. In their annual consideration of the continuation of the Service Plans for each fund, the Trustees will review the Service Plans and the expenses for each fund and each class within a fund separately.

    Each Service Plan also recognizes that various service providers to the funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). The Trustees, in the exercise of their business judgement made in the best interests of the shareholders of the fund and each class, have approved the continuation of the Service Plans. Each Service Plan requires that the Trust and the distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of a fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the Trust in connection with the offering of shares of a fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the distributor under the Distribution Agreement.

    For the fiscal years ended October 31, 2001, 2002 and 2003, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class A shares of Large Cap Growth Fund were $798,335, $590,552 and $473,603, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, the fees payable to CGM under the Distribution Agreement with respect to Class B shares of Large Cap Growth Fund were $179,060, $131,992 and $103,484, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, the fees payable to CGM under the Distribution Agreement with respect to Class L shares of Large Cap Growth Fund were $1,467, $3,960 and $5,893, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, the fees payable to CGM under the Distribution Agreement with respect to Class Y shares of Large Cap Growth Fund were $0, $0 and $0, respectively.

    For the fiscal years ended October 31, 2001, 2002 and 2003, the fees payable to CGM under the Distribution Agreement with respect to Class A shares of Small Cap Growth Fund were $61,917, $52,584 and $44,794, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, the fees payable to CGM under the Distribution Agreement with respect to Class B shares of Small Cap Growth Fund were $17,395, $18,716 and $19,069, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, the fees payable to CGM under the Distribution Agreement with respect to Class L shares of Small Cap Growth Fund were $3,657, $10,102 and $14,592, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class Y shares of Small Cap Growth Fund were $0, $0, and $0, respectively.

    Each Service Plan also recognizes that various service providers to the funds, such as its manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    For the fiscal year ended October 31, 2003, the distributor and/or service agents incurred the following distribution expenses under the applicable Service Plan for each class of each fund:

                                                                              AMOUNT        AMOUNT SPENT
                                         FINANCIAL                           SPENT ON       ON PRINTING
                                         CONSULTANT       OPERATIONAL       ADVERTISING     AND MAILING
                                        COMPENSATION        EXPENSES       AND MARKETING   OF PROSPECTUS        TOTAL
                                      ----------------  ----------------  ---------------  --------------  ----------------

Large Cap Growth Fund
  Class A                               $238,626          $342,266              --               --            $580,892
  Class B                               $ 60,639          $ 23,640           $1,499           $1,866           $ 87,644
  Class L                               $  2,650          $  2,554           $  580           $  365           $  6,149
Small Cap Growth Fund
  Class A                               $ 26,944          $ 32,025              --               --            $ 58,969
  Class B                               $ 13,005          $  5,038           $  859           $1,194           $ 20,096
  Class L                               $  9,025          $  7,728           $5,642           $1,525           $ 23,920

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, each fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Prospectus for each fund contains more information about the expenses of each fund.

TRANSFER AGENT

    The Trust has entered into a Transfer Agency and Services Agreement pursuant to which Citigroup Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of CGM and the manager ("CTB"), acts as transfer agent for each fund. Under the Transfer Agency and Service Agreement, CTB maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds. For these services, CTB receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Inc. ("PFPC"), acts as sub-transfer agent pursuant to an agreement with CTB. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, and distributes dividends and distributions payable by the funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of CTB is 125 Broad Street, New York, New York 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.

CUSTODIAN

    The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for each fund. Among other things, State Street calculates the daily net asset value for the funds. Securities may be held for a fund by a sub-custodian bank approved by the fund's Trustees.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the funds.

                          9. PORTFOLIO TRANSACTIONS

    The manager trades securities for a fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager or its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by a fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to a fund.


For the fiscal year ended October 31, 2003, the Small Cap Growth Fund directed brokerage transactions totaling $845,932 to brokers because of research services. The amount of brokerage commissions paid on such transactions was $2,167. For the fiscal year ended October 31, 2003 the Large Cap Growth Fund directed brokerage transactions totaling $31,542,139 to brokers because of research services. The amount of brokerage commissions paid on such transactions was $40,135.


    The management fees that a fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the manager's other clients. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal year ended October 31, 2001, the Large Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions of $284,543. For the fiscal years ended October 31, 2002 and 2003, the Large Cap Growth Fund paid brokerage commissions of $219,273 and $129,782, respectively. For the fiscal year ended October 31, 2001, the Small Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions in the amount of $59,120. For the fiscal years ended October 31, 2002 and 2003, the Small Cap Growth Fund paid brokerage commissions of $19,259 and $172,568, respectively.

    Each fund may from time to time place brokerage transactions with the fund's distributor, CGM, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non- affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the funds from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

    For the fiscal year ended October 31, 2001, the Large Cap Growth Fund and the Small Cap Growth Fund paid $15,144 and $168 in brokerage commissions to affiliated brokers, respectively. For the fiscal year ended October 31, 2002, the Large Cap Growth Fund and the Small Cap Growth Fund paid $2,885 and $0 in brokerage commissions to affiliated brokers, respectively. For the fiscal year ended October 31, 2003, the Large Cap Growth Fund and the Small Cap Growth Fund paid $3,599 and $75 in brokerage commissions to affiliated brokers respectively.

    For each affiliated broker, the tables below set forth the percentage of the Large Cap Growth Fund aggregate brokerage commissions paid to the broker during the fiscal year ended October 31, 2003, and the percentage of that fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

    For the fiscal year ended October 31, 2003, the percentage of each of the fund's aggregate brokerage commissions paid to CGM and the percentage of each of the fund's aggregate dollar amount of transactions involving the payment of commissions effected through CGM were as follows:

                                                                 THE PERCENTAGE OF THE FUND'S AGGREGATE DOLLAR
                                                                                  AMOUNT OF
                    THE PERCENTAGE OF THE FUND'S AGGREGATE         TRANSACTIONS INVOLVING THE PAYMENT OF
                                   BROKERAGE                                     COMMISSION
       FUND                  COMMISSIONS PAID TO CGM*                         EFFECTED THROUGH CGM
       ----              --------------------------------        -----------------------------------------------
Large Cap Growth Fund                 2.77%                                              2.77%
Small Cap Growth Fund                 0.04%                                              0.02%

    As of October 31, 2003, the Large Cap Growth Fund did not hold any securities issued by the fund's regular broker-dealers. During the fiscal year ended October 31, 2003, the Small Cap Growth Fund purchased securities issued by the following regular broker-dealers of each of the fund's, which had the following values as of October 31, 2003:


SMALL CAP GROWTH FUND


BROKER-DEALER                        VALUE OF SECURITIES AS OF OCTOBER 31, 2003

Investors Financial Services Corp.                    $141,320
Legg Mason, Inc.                                      $217,616

    For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

    For the fiscal years ended October 31, 2002 and 2003 the portfolio turnover rates were as follows:

FUND                                                 2002        2003
---                                                ---------  ----------
Large Cap Growth Fund                                 29%        20%

Small Cap Growth Fund                                 21%       141%*

*The increase in the fund's portfolio turnover rate for the fiscal year ended
 October 31, 2003 was as a result of the change in the portfolio managers of the fund and the subsequent re-balancing of the fund assets.

    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

          10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information, such as a tax identification number, if required to do so, or to provide data sufficient to verify such information, (iii) to protect the tax status of a fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when a fund determines that the particular shareholder's ownership is not in the best interests of the other shareholders of a fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to a fund, and ownership of fund shares may be disclosed by a fund if so required by law or regulation.

    Each shareholder of a fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of a fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               11. TAX MATTERS

TAXATION OF THE FUNDS

    FEDERAL TAXES. Each fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal or excise taxes generally will be required to be paid by a fund. If any fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by a fund from non- U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a fund to a reduced rate of tax or an exemption from tax on such income. Each fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine a fund's effective rate of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If a fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If a fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amounts distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of a fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the distributing fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by that fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of each fund's ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. Each fund will withhold tax payments at the rate of 30% (or lower treaty rate) on taxable dividends, redemption proceeds and certain other payments that are made to persons who are neither citizens nor residents of the U.S. Distributions received from a fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. Each fund may be required to withhold (and pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax of non-U.S. shareholders.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of a fund or another of the Smith Barney mutual funds, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

OPTIONS, ETC. Each fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by each fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The funds may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by a fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by a fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on a fund. A fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.

                          12. FINANCIAL STATEMENTS

    The audited Statements of Assets and Liabilities as of October 31, 2003 for Large Cap Growth Fund and Small Cap Growth Fund, and each of their respective Statements of Operations for the year ended October 31, 2003, and each of their respective Statements of Changes in Net Assets and Financial Highlights for the periods presented in the 2003 Annual Reports to Shareholders of the funds, the Notes to Financial Statements of each fund and the Report of Independent Auditors for each fund, each of which is included in the Annual Report to Shareholders of the funds, are incorporated by reference into this Statement of Additional Information.

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTOR
Citigroup Global Markets Inc.
388 Greenwich Street, New York, NY 10013

TRANSFER AGENT
Citigroup Trust Bank, fsb
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110

                                                                    APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

    The Board of Trustees of the funds have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

    In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies.

    If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                     Part C

Item 23. Exhibits.
******        a(1)  Amended and Restated Declaration of Trust of the Registrant
+++           a(2)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust
+++           a(3)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust
###           a(4)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust
###           a(5)  Amendment to Amended and Restated Declaration of Trust
******        b     Amended and Restated By-Laws of the Registrant
+             d(1)  Amended and Restated Management Agreement between the
                    Registrant and Citi Fund Management Inc., as manager to
                    Smith Barney Small Cap Growth Opportunities Fund and Smith
                    Barney Diversified Large Cap Growth Fund
#             d(2)  Assignment and Assumption of Contract between Citi Fund
                    Management Inc. and Smith Barney Fund Management LLC
+             e(1)  Distribution Agreement between the Registrant and Citigroup
                    Global Markets Inc. ("CGM"), as distributor with respect to the shares of the Registrant
###           e(2)  Letter Agreement with CGM amending exhibit to Distribution
                    Agreement
*             g(1)  Custodian Contract between the Registrant and State Street
                    Bank and Trust Company ("State Street"), as custodian
++            g(2)  Amendment to Custodian Contract between the Registrant and
                    State Street
*****         h(1)  Form of Transfer Agency and Services Agreement between the
                    Registrant and Citicorp Trust Bank, fsb (formerly Travelers
                    Bank & Trust, fsb) ("Citicorp"), as transfer agent
*             h(2)  Accounting Services Agreement between the Registrant and
                    State Street, as fund accounting agent
#             h(3)  Letter Agreement adding Smith Barney Diversified Large Cap
                    Growth Fund and Smith Barney Small Cap Growth Opportunities
                    Fund to the Transfer Agency and Services Agreement between the Registrant and Citicorp
              j     Auditors consent
+             m(1)  Amended and Restated Service Plan for Class A, B and L
                    shares of Smith Barney Diversified Large Cap Growth Fund
                    and Smith Barney Small Cap Growth Opportunities Fund
**            n     Multiple Class Plan of the Registrant
*** and       p(1)  Code of Ethics of the Registrant, Smith Barney Fund
****                Management LLC and CGM
##            P(2)  Code of Ethics of Citigroup Asset Management Ltd.
++++ and      q     Powers of Attorney for the Registrant
###
--------------------

* Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on October 24, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 1, 1999.

*** Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on June 16, 2000.

**** Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on December 29, 2000.

***** Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on February 15, 2001.

****** Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on October 15, 2001.

+ Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 21, 2001.

++ Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 29, 2002.

+++ Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on September 17, 2002.

++++ Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 13, 2002.

# Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on February 28, 2003.

## Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on April 30, 2003.

### Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on February 27, 2004.

Item 24. Persons Controlled by or under Common Control with Registrant.

         Not applicable.

Item 25. Indemnification.

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 6 of the Distribution Agreement between the Registrant and CGM, incorporated by reference herein; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser.

         Manager - Smith Barney Fund Management LLC ("Smith Barney Fund Management") was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc.

         Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this Item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Part One of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27. Principal Underwriters.

(a) Citigroup Global Markets Inc. ("CGM")(formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for CitiFunds Trust I, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

         CGM is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Allocation Series Inc., Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

Item 28. Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                        ADDRESS

Smith Barney Trust II                       125 Broad Street
(Registrant)                                New York, NY 10004

CGM                                         388 Greenwich Street
(distributor)                               New York, NY 10013

State Street Bank and Trust Company         225 Franklin Street
(custodian and fund accounting agent)       Boston, MA 02110

Citicorp Trust Bank, fsb                    125 Broad Street
(transfer agent)                            New York, NY 10004

Smith Barney Fund Management LLC            399 Park Avenue
(manager)                                   New York, NY 10022
                                            and
                                            300 First Stamford Place, 4th Floor
                                            Stamford, CT 06902

PFPC Inc.                                   P.O. Box 9699
(sub-transfer agent)                        Providence, RI 02940-9699

Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut on the 1st day of March, 2004.

                                           SMITH BARNEY TRUST II, on behalf of
                                           Smith Barney Diversified Large Cap
                                           Growth Fund and Smith Barney Small
                                           Cap Growth Opportunities Fund

                                           By: /s/ Rosemary D. Emmens
                                               --------------------------------
                                               Rosemary D. Emmens
                                               Assistant Secretary

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated below on March 1, 2004.

Signature                                        Title


R. Jay Gerken*                                President, Principal Executive
---------------------------------             Officer and Trustee
R. Jay Gerken

Andrew Shoup*                                 Principal Financial Officer and
---------------------------------             Principal Accounting Officer
Andrew Shoup

Elliott J. Berv*                              Trustee
---------------------------------
Elliott J. Berv

Donald M. Carlton*                            Trustee
---------------------------------
Donald M. Carlton

A. Benton Cocanougher*                        Trustee
---------------------------------
A. Benton Cocanougher

Mark T. Finn*                                 Trustee
---------------------------------
Mark T. Finn

Stephen Randolph Gross*                       Trustee
---------------------------------
Stephen Randolph Gross

Diana R. Harrington*                          Trustee
---------------------------------
Diana R. Harrington

Susan B. Kerley*                              Trustee
---------------------------------
Susan B. Kerley

Alan G. Merten*                               Trustee
---------------------------------
Alan G. Merten

R. Richardson Pettit*                         Trustee
---------------------------------
R. Richardson Pettit

*By: /s/ Rosemary D. Emmens
     ---------------------------
     Rosemary D. Emmens
     Executed by Rosemary D.
     Emmens on behalf of those
     indicated pursuant to
     Powers of Attorney.

                                 EXHIBIT INDEX

Exhibit No.           Description

         j            Auditors consent